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COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 11, 2014

To the Stockholders of Communication Intelligence Corporation:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Communication Intelligence Corporation, a Delaware corporation (the "Company"), will be held at the Company's Headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, on November 11, 2014, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy Statement:
1.	To elect five directors;
2.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Common Stock;
3.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Series D-1 Preferred Stock;
4.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Series D-2 Preferred Stock;
5.	To consider and vote upon a proposal to increase the number of shares available for future grant in the Company's 2011 Stock Compensation Plan;
6.	To ratify the appointment of Armanino, LLP as the Company's independent auditors for the year ending December 31, 2014; and
7.	To transact such other business as may properly come before the Annual Meeting.
You are urged to carefully read the attached Proxy Statement and the additional information concerning the matters to be considered at the meeting. The Board of Directors has fixed the close of business on September 15, 2014, as the record date. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. A list of the stockholders will be available for inspection at the Company's Headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, at least ten days before the Annual Meeting and at the Annual Meeting.
YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS STILL IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, TELEPHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME.
Redwood Shores, California October [__], 2014	By Order of the Board of Directors

Philip S. Sassower Chairman and Chief Executive Officer

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COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION
This Proxy Statement and the accompanying proxy card are being furnished to stockholders of Communication Intelligence Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use in voting at the Company's Annual Meeting of Stockholders to be held at the Company's Headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores California, 94065, on November 11, 2014, at 1:00 p.m. Pacific Time, and any adjournments or postponements thereof (the "Annual Meeting").
At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following:
1.	To elect five directors;
2.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Common Stock;
3.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Series D-1 Preferred Stock;
4.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Series D-2 Preferred Stock;
5.	To consider and vote upon a proposal to increase the number of shares available for future grant in the Company's 2011 Stock Compensation Plan;
6.	To ratify the appointment of Armanino, LLP as the Company's independent auditors for the year ending December 31, 2014; and
7.	To transact such other business as may properly come before the Annual Meeting.
This Proxy Statement and the accompanying proxy card, together with a copy of the Company's Annual Report to Stockholders, are first being mailed or delivered to stockholders of the Company on or about October [__], 2014.
WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO VOTE YOUR SHARES BY PROXY VIA INTERNET, TELEPHONE OR MAIL, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.
VOTING SECURITIES
The Board of Directors has fixed September 15, 2014, as the record date ("Record Date") for purposes of determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Accordingly, only holders of record of shares of the Company's Common Stock ("Common Stock") and Series A-1 Cumulative Convertible Preferred Stock ("Series A-1 Preferred Stock"), Series B Participating Convertible Preferred Stock ("Series B Preferred Stock"), Series C Participating Convertible Preferred Stock ("Series C Preferred Stock"), Series D-1 Participating Convertible Preferred Stock ("Series D-1 Preferred Stock") and Series D-2 Participating Convertible Preferred Stock ("Series D-2 Preferred Stock")at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were approximately 745 beneficial owners of 232,606,821outstanding shares of our Common Stock, five beneficial owners of 1,072,800 outstanding shares of our Series A-1 Preferred Stock, 34 beneficial owners of 11,660,319 outstanding shares of our Series B Preferred Stock, 36 beneficial owners of 4,733,188 outstanding shares of our Series C Preferred Stock, 51 beneficial owners of 5,567,244

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outstanding shares of Series D-1 Preferred Stock and 74 beneficial owners of 5,498,276 outstanding shares of Series D-2 Preferred Stock.  Each holder of Common Stock is entitled to one vote for each share of our Common Stock held by such holder. Except as otherwise required by law or our Certificate of Incorporation, Shares of Series A-1 Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D-1 Preferred Stock and Series D-2 Preferred Stock vote with the holders of Common Stock on an as-converted basis.
As of the record date each share of (i) Series A-1 Preferred Stock is convertible into 7.1429 shares of Common Stock. Accordingly, the 1,072,800 outstanding shares of Series A-1 Preferred Stock are convertible into 7,662,903 shares of Common Stock, and the holders of Series A-1 Preferred Stock are entitled to 7,662,903 votes for their shares of Series A-1 Preferred Stock, (ii) Series B Preferred Stock are convertible into 23.0947 shares of Common Stock. Accordingly, the 11,660,319 outstanding shares of Series B Preferred Stock are convertible into 269,291,569 shares of Common Stock, and the holders of Series B Preferred Stock are entitled to 269,291,569 votes for their shares of Series B Preferred Stock, (iii) Series C Preferred Stock is convertible into 44.4444 shares of Common Stock. Accordingly, the 4,733,188 outstanding shares of Series C Preferred Stock are convertible into 210,363,701 shares of Common Stock, and the holders of Series C Preferred Stock are entitled to 210,411,034 votes for their shares of Series C Preferred Stock, (iv) Series D-1 Preferred Stock is convertible into 44.4444 shares of Common Stock. Accordingly, the 5,567,244 outstanding shares of Series D-1 Preferred Stock are convertible into 247,432,819 shares of Common Stock, and the holders of Series D-1 Preferred Stock are entitled to 247,432,819 votes for their shares of Series D-1 Preferred Stock and (v) Series D-2 Preferred Stock is convertible into 20.0000 shares of Common Stock. Accordingly, the 5,498,276 outstanding shares of Series D-2 Preferred Stock are convertible into 109,965,520 shares of Common Stock, and the holders of Series D-1 Preferred Stock are entitled to 109,965,520 votes for their shares of Series D-2 Preferred Stock on all matters to be voted on by the holders of the Common Stock. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder "FOR," "AGAINST" or "ABSTAIN" on the proxy card, which is duly returned and properly executed, the shares will be voted accordingly. If no choice is specified on the returned and properly executed proxy card, the shares will be voted FOR each nominated director and FOR approval of all proposals described in the Notice of Annual Meeting and in this Proxy Statement. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock (including outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock being voted on an as-converted basis) entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.
Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:
•	By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card to submit your proxy.
•	By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card to submit your proxy.
•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.
If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone, do not return your proxy card.
If your shares are held in "street name" (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.
Attendance at the meeting will not automatically revoke a previously‑submitted, properly‑executed proxy. A stockholder executing a proxy card pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:

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•	delivering to the Secretary of the Company a signed notice of revocation;
•	delivering a properly executed proxy card with a later date than the proxy card being revoked;
•	submitting a proxy by Internet or telephone at a later date than the proxy card being revoked; or
•	attending the meeting, revoking the previously‑granted proxy and voting in person.
In order to be effective, all revocations or a subsequently filed proxy card must be delivered to the Company at the address listed above no later than November 10, 2014, 5:00 p.m., local time. All valid unrevoked proxies will be voted at the Annual Meeting and any adjournments or postponements thereof. Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals set forth in this Proxy Statement.
Proxy cards marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstention is indicated. Broker "non-votes" (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.
If a quorum is present at the Annual Meeting:
(a)            (i) the three nominees for Preferred Stock Director (as identified in Proposal 1 below), two of which have been designated by Phoenix Venture Fund LLC ("Phoenix") and the other of which has been designated by a majority of the outstanding shares of Series B Preferred Stock, will be elected by the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis, and (ii) the two nominees for Common Stock Director (as identified in Proposal 1 below) receiving the greatest number of votes (a plurality) from the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, will be elected. Abstentions and broker non-votes will not affect whether director nominees have received the requisite number of affirmative votes.
(b)            The proposal to amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock will be adopted if it receives the affirmative vote of (i) a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, and (ii) a majority of outstanding shares of Common Stock voting as a separate class.  Abstentions and broker non-votes will have the effect of a "NO" vote.
(c)            The proposal to amend the Certificate of Incorporation to increase the authorized number of shares of Series D-1 Preferred Stock will be adopted if it receives the affirmative vote of (i) a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (ii) a majority of outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (iii) a majority of outstanding shares of Series B Preferred Stock voting as a separate class, (iv) a majority of outstanding shares of Series C Preferred Stock voting as a separate class, (v) a majority of outstanding shares of Series D-1 Preferred Stock voting as a separate class, and (vi) a majority of outstanding shares of Series D-2 Preferred Stock voting as a separate class.  Abstentions and broker non-votes will have the effect of a "NO" vote.
 (d)            The proposal to amend the Certificate of Incorporation to increase the authorized number of shares of Series D-2 Preferred Stock will be adopted if it receives the affirmative vote of (i) a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (ii) a majority of outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (iii) a majority of outstanding shares of Series B Preferred Stock voting as a separate class, (iv) a majority of outstanding shares of Series C Preferred Stock voting as a separate class, (v) a majority of outstanding shares of Series D-1 Preferred Stock voting as a separate class, and (vi) a majority of outstanding shares of Series D-2 Preferred Stock voting as a separate class.  Abstentions and broker non-votes will have the effect of a "NO" vote

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(e)            The proposal to increase the number of shares available for grant under the Company's 2011 Stock Compensation Plan will be adopted if it receives more affirmative votes than negative votes from the outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis.  Abstentions and broker non-votes will not affect the passage of this proposal.
(f)            The proposal to ratify Armanino, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014, will be approved if it receives more affirmative votes than negative votes from the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis. Abstentions and broker non-votes will not affect the passage of this proposal.
A proxy card gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company's proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid non-revoked proxies will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ALL PROPOSALS. If any other matter properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein. If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date.
The Company will pay the cost of its proxy solicitation. Some of the Company's employees may also solicit stockholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. Your cooperation in promptly submitting your proxy via Internet, telephone or mail will help to avoid additional expense.
If you are a stockholder of record and you plan to attend the Annual Meeting, please indicate this when you vote your shares via Internet, telephone or mail. If you are a beneficial owner of shares of Common Stock or Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock or Series D-2 Preferred Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from the bank, broker or other nominee are examples of proof of ownership. If you want to vote in person your shares of the Company's stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record.

PROPOSAL 1
ELECTION OF DIRECTORS
The Bylaws of the Company provide that the Board of Directors shall consist of such number of directors, with a minimum of three, as the Board of Directors may determine from time to time. The authorized number of directors is five. The current Board of Directors consists of five persons, and no vacancies.
So long as 20% of the shares of Series B Preferred Stock originally issued in August 2010 remain outstanding, the Company's Board will consist of (i) three Preferred Stock Directors (as identified below), two of which are designated by Phoenix and the other of which is designated by a majority of the outstanding shares of Series B Preferred Stock, who will be elected by the outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as one class on an as-converted basis, and (ii) two Common Stock Directors (as identified below), who will be elected by the outstanding shares of Common Stock and Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock voting together as one class on an as-converted basis.   Phoenix has designated Philip S. Sassower and Andrea Goren as Preferred Stock Director nominees, and holders of a majority of the shares of Series B Preferred Stock have designated Stanley Gilbert as the other Preferred Stock Director nominee.  Jeffrey Holtmeier and David Welch were selected as the Common Stock Director nominees by the independent directors of the Board, and their selection as Common Stock Director nominees was subsequently ratified by the full Board. Each director elected at this Annual Meeting will serve for one year or until his successor is duly elected and qualified or his earlier resignation, removal or disqualification.

Unless otherwise instructed, the proxy holders named in the proxy card will vote (i) the shares of Series B Preferred Stock and Series C Preferred Stock represented by proxies received by them for the election of the three Preferred Stock Director nominees to the Board of Directors, and (ii) the shares of Common Stock, Series A-1 Preferred Stock, Series B

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 Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock represented by proxies received by them for the election of the two Common Stock Director nominees to the Board of Directors. In the event that any Preferred Stock Director or Common Stock Director nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the shares will be voted for the election of any nominee designated in accordance with the above parameters. The Company is not aware of any nominee who will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS CONSIDERED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE DIRECTOR NOMINEES.
Director Nominees
The following table sets forth certain information concerning the Directors of the Company (each of whom is also a Director Nominee):
PREFERRED STOCK DIRECTORS:
Name	Age	Year First Elected or Appointed
Philip S. Sassower	74	2010
Andrea Goren	47	2010
Stanley Gilbert(1)(2)	75	2011
COMMON STOCK DIRECTORS:
Name	Age	Year First Elected or Appointed
Jeffrey Holtmeier(1)(2)	56	2011
David E. Welch(1)(2)	67	2004

(1)	Member of the Audit Committee (Chairman David E. Welch)
(2)	Member of the Compensation Committee (Chairman Stanley Gilbert)
 The business experience of each of the directors for at least the past five years includes the following:
Philip S. Sassower has served as the Company's Chairman and Chief Executive Officer since August 2010.  Mr. Sassower is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Mr. Sassower has also been Chief Executive Officer of Phoenix Enterprises LLC, a private equity firm, and has served in that capacity since 1996. In addition, Mr. Sassower has served as Chief Executive Officer of Xplore Technologies Corp. (OTCQB: XLRT) since February 2006 and has been a director of Xplore Technologies Corp. and served as Chairman of its board of directors since December 2004. On May 13, 2008, Mr. Sassower was named Chairman of the Board of The Fairchild Corporation (NYSE: FA), a motorcycle accessories and aerospace parts and services company. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. On January 7, 2010, The Fairchild Corporation's plan of liquidation was declared effective and the company's board of directors was relieved of its duties. Mr. Sassower also served as Chairman of the Board of the Company from 1998 to 2002 and as Co-Chief Executive Officer of the Company from 1997 to 1998. Mr. Sassower is co-manager of the managing member of Phoenix Venture Fund LLC. Mr. Sassower's qualifications to serve on the Board of Directors include more than 40 years of business and investment experience. Mr. Sassower has developed extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing changes.

Andrea Goren has served as a director since August 2010 and was appointed the Company's Chief Financial Officer and Corporate Secretary in December 2010.  Mr. Goren is co-manager of the managing member of Phoenix Venture Fund LLC, the Company's largest shareholder, and, since May 2003, is Managing Director of Phoenix Group, a private equity firm. Prior to that, Mr. Goren served as Vice President of Shamrock International, Ltd., a private equity firm. Mr. Goren has been a director of Xplore Technologies Corp. (OTCQB: XLRT) since December 2004 and of The Fairchild Corporation (NYSE: FA) from May 2008 to January 2010.  Mr. Goren's

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qualifications to serve on the Board of Directors include his experience and knowledge acquired in approximately 15 years of private equity investing and his extensive experience working with management teams and boards of directors.

Stanley L. Gilbert has served as a director since October 2011. Mr. Gilbert has more than 45 years of experience as a lawyer with primary specialties in wills, trusts, estate planning and administration, as well as tax planning. Mr. Gilbert is Founder, and, has been President of Stanley L. Gilbert PC since 1982. Mr. Gilbert has also been a partner of a number of law firms, including Nager Korobow, Bell Kallnick Klee and Green, and Migdal Pollack Rosenkrantz and Sherman. Mr. Gilbert has served as a Director of Planned Giving at Columbia University Medical Center's Nathaniel Wharton Fund, which supports a broad variety of projects in basic research, clinical care and teaching since 2001. Mr. Gilbert was elected by a majority of CIC's Series C and Series B Preferred stockholders voting together as a separate class on an as converted to common stock basis, and serves on CIC's audit and compensation committees. Mr. Gilbert's qualifications to serve on the Board of Directors include his significant tax and accounting expertise acquired through his years of practicing law.

Jeffrey Holtmeier has served as a director since August 2011. Mr. Holtmeier has more than 25 years of successful entrepreneurship in the technology and communications fields. As CEO of GENext from 2001 to present, and through its subsidiary China US Business Development, LLC, Mr. Holtmeier has assisted many US companies in establishing relationships in China, where he also co-founded Koncept International, Inc., a Chinese-based VoIP and digital media technology company. Prior to his involvement in the Chinese market, Mr. Holtmeier founded, built over seventeen years and successfully sold InfiNET in 2001 to Teligent, a NASDAQ listed company. Mr. Holtmeier was a recipient of the prestigious Ernst & Young, NASDAQ/USA Today "Entrepreneur of the Year" award in 1999, and has served on the boards of numerous corporations and non-profit organizations. He serves on CIC's audit and compensation committees. Mr. Holtmeier's qualifications to serve on the Board of Directors include his experience as a successful entrepreneur and his experience in establishing business relationships in China.

David E. Welch has served as a director since March 2004. From July 2002 to present Mr. Welch has been the principal of David E. Welch Consulting, a financial consulting firm. Mr. Welch has also been Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a provider of satellite-based asset tracking and reporting equipment, from April 2004 to present. Mr. Welch was Vice President and Chief Financial Officer of Active Link Communications, a manufacturer of telecommunications equipment, from 1999 to 2002.  Mr. Welch has held positions as Director of Management Information Systems and Chief Information Officer with Micromedex, Inc. and Language Management International from 1995 through 1998. Mr. Welch other directorships have been with AspenBio Pharma, Inc., from 2004 to present, PepperBall Technologies, Inc. from January 2007 to January 2009 and Advanced Nutraceuticals, Inc., from 2003 to 2006. Mr. Welch is a Certified Public Accountant licensed in the state of Colorado. He serves on CIC's audit and compensation committees. Mr. Welch's qualifications to serve on the Board of Directors include his significant accounting and financial expertise.
Executive Officers
The following table sets forth the name and age of each executive officer of the Company, or named executive officers, and all positions and offices of the Company presently held by each of them.
Name	Age	Positions Currently Held
Philip S. Sassower	74	Chairman of the Board and Chief Executive Officer
Andrea Goren	47	Chief Financial Officer
William Keiper	63	President and Chief Operating Officer
The business experience of each of the executive officers for at least the past five years includes the following:
Philip S. Sassower—see above under the heading "Proposal 1—Director Nominees."
Andrea Goren—see above under the heading "Proposal 1—Director Nominees."
William Keiper was appointed the Company's President and Chief Operating Officer in December 2010. Mr. Keiper is Managing Partner of FirstGlobal Partners LLC where he specializes in working with investors and Boards of Directors in resolving issues related to business continuity, performance and sustainable value creation. Mr. Keiper has over 30 years of business experience, more than 18 of which have been in the management of software, technology and IT product

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distribution and services organizations. He was President and Chief Executive Officer of Hypercom Corporation (NYSE: HYC) from 2005 to 2007 and served as a member of its Board of Directors from 2000 to 2007. He was Chairman and Chief Executive Officer of Arrange Technology LLC, a software development services outsourcing company, from 2002 to 2005. From 1997 to 2002, he served as a principal in mergers and acquisitions firms serving middle market software and IT services companies. He was Chief Executive Officer of Artisoft, Inc., a public networking and communications software company, from 1993 to 1997, and its Chairman from 1995 to 1997. He held several executive positions, including President and Chief Operating Officer, of MicroAge, Inc., an indirect sales-based IT products distribution and services company, from 1986 to 1993, where he was a key executive in helping to profitably drive more than a billion dollar revenue increase over the course of his tenure with the company.

BOARD OF DIRECTOR MEETINGS AND COMMITTEES
The Company's affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company's affairs through oral and written reports by management, Board and committee meetings and other means. The Company's directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations and have other communications with management and others regarding the Company's affairs. During 2013, the Board of Directors held one in person meeting, six telephonic meetings and acted by unanimous written consent on two occasions. Except for the meetings of the Audit Committee, which were held separately, and in cases where the committees acted by unanimous consent, all committee meetings were held concurrently with the formal meetings of the Board of Directors. For the year ended December 31, 2013, each incumbent director participated in all of the formal meetings of the Board and each committee on which he served.
Directors of the Company serve until their successors are duly elected and qualified or until their earlier resignation, removal or disqualification from the Board. There are no family relationships between the Company's directors and executive officers.
Director Independence
The Board of Directors has determined that Messrs. Gilbert, Holtmeier, and Welch are "independent," as defined under the rules of the NASDAQ Stock Market relating to director independence, and Messrs. Sassower and Goren are not independent under such rules. Messrs. Welch, Gilbert, and Holtmeier serve on the Compensation Committee of the Board of Directors. Each of the members of the Compensation Committee is independent under the rules of the NASDAQ Stock Market relating to director independence. Messrs. Welch, Gilbert and Holtmeier serve on the Audit Committee of the Board of Directors. Under the applicable rules of the NASDAQ Stock Market and the SEC relating to independence of Audit Committee members, the Board of Directors has determined that Messrs. Welch and Gilbert are independent and Mr. Holtmeier is not. Mr. Holtmeier's lack of independence stems solely from the fact that he was party to a consulting agreement under which he was paid $15,000 in the year ended December 31, 2011. The Board has determined that the amount paid to Mr. Holtmeier under this contract is not material, and thus the Board determined that Mr. Holtmeier is suitable to serve on the Audit Committee.
Board Committees
The Company's Board of Directors has two standing committees as set forth below. The members of each committee are appointed by the Board of Directors.
Audit Committee.  The Audit Committee assists the Board of Directors in the exercise of its fiduciary responsibility of providing oversight regarding the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company, oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. The members of the Audit Committee are Messrs. Welch, Gilbert, and Holtmeier. Mr. Welch serves as the Audit Committee's financial expert. Messrs. Welch and Gilbert are independent as defined under applicable rules of the NASDAQ Stock Market and the SEC

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relating to independence of Audit Committee member, whereas Mr. Holtmeier is not.  For the reasons outlined above, the Board has concluded that Mr. Holtmeier is suited to serving on the Audit Committee. The Audit Committee conducted four meeting in the year ended December 31, 2013 and all members attended that meeting. A copy of the Audit Committee charter can be found at our website, www.cic.com.
Compensation Committee.  The Compensation Committee generally reviews compensation matters with respect to executive and senior management arrangements and administers the Company's stock option plans. The members of the Compensation Committee are Messrs. Welch, Gilbert, and Holtmeier. During 2013, the Compensation Committee held no formal meetings, but acted by unanimous written consent on one occasion. The Board has adopted a Compensation Committee Charter, a copy of which can be found on our website, www.cic.com.
Nominating Committee.  The Company does not have a standing Nominating Committee.  Because a majority of the members of the Company's Board of Directors are elected by holders of the outstanding shares of the Company's Series B Preferred Stock and Series C Preferred Stock (referred to herein as the Preferred Stock Directors), the Board believes that it is unnecessary for the Company to have a separate standing Nominating Committee for selecting the two Common Stock Director nominees.  Instead, the Board believes having the full Board perform this function is a pragmatic and appropriate approach under the circumstances.  The independent members of the Board of Directors select and recommend to the full Board of Directors for approval nominees for the Common Stock Director positions. The Board then determines whether to approve of such nominations and present them to the Company's stockholders for election to the Board of Directors. When selecting Common Stock Director nominees, the independent directors review the appropriate skills and characteristics required of directors in the context of prevailing business conditions. In general, the Company's Board believes that all of its directors should possess the highest personal and professional ethics, integrity, and values, and that they should committed to representing the long-term interests of the stockholders. Directors should also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education, and technology, and in areas that are relevant to the Company's business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time.  While not maintaining a specific policy on Board diversity requirements, the Board believes that diversity is an important factor in determining the composition of the Board and, therefore, seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board.

The Board does not currently engage any third-party director search firms for purposes of identifying candidates for Board service, but may do so in the future if it deems appropriate and in the best interests of the Company.  The Board annually evaluates the Board's composition.  This evaluation enables the Board to update the skills and experience they seek in the Board as a whole and in individual directors, as the Company's needs evolve and change over time.

Nominations of Common Stock Director candidates by stockholders of the Company may be submitted if such nominations are made with timely notice in writing to the Secretary.  For more information on this process, please see the information provided under the heading "Stockholder Proposals and Stockholder Nominations of Directors" below. The current Common Stock Director nominees were selected by the independent members of the Board of Directors, which Common Stock Director nominees were then ratified by the entire Board of Directors.  The independent directors will evaluate any Common Stock Director candidate submitted by a stockholder in the same manner in which they would evaluate a candidate selected by the independent directors, employing the criteria for Board service identified above in connection with their evaluations of all such candidates.

The Board does not currently have a charter or formal policy with respect to the consideration of Common Stock Director candidates recommended by stockholders.  The Board has not adopted a formal policy with respect to the consideration of Common Stock Director candidates, as it has concluded that the independent directors will fairly evaluate Common Stock Director candidates put forward by stockholders, notwithstanding the absence of a formal policy.

Leadership Structure of Board of Directors
The Company's Chief Executive Officer Mr. Sassower also serves as its Chairman of the Board. The Board believes that, given the size of the Company and resources available to the Company, the interests of all stockholders have been appropriately taken into consideration by having the same person holding the positions of Chief Executive Officer and Chairman of the Board. The Company's current Chief Executive Officer possesses an in-depth knowledge of the Company, its operations, and the array of business challenges faced by the Company, all of which have been gained through years of

PRELIMINARY PROXY
association with the Company. The Board believes that these experiences and other insights place the Chief Executive Officer in a position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its stockholders.
The Board has not previously designated a lead independent director because it concluded that it was unnecessary in light of the independence of a majority of the members of the Board. As indicated above, all directors other than Messrs. Sassower and Goren are independent. Each independent director may call meetings of the independent directors, and may request agenda topics to be added or considered with in more detail at meetings of the full Board or an appropriate Board committee. Accordingly, the oversight of critical matters, such as the integrity of the Company's financial statements, employee compensation, including compensation of the executive officers, the selection of directors and the evaluation of the Board and key committees is entrusted to independent directors.
Role of Board of Directors in Risk Oversight
The entire Board and each of its standing committees are involved in overseeing risk associated with the Company and its business. The Board monitors the Company's governance by review with management and outside advisors, as considered necessary. The Board has delegated certain risk management responsibilities to the Board committees. The Board and the Audit Committee monitor the Company's liquidity risk, regulatory risk, operational risk and enterprise risk by reviews with management and independent accountants and other advisors, as considered necessary. In its periodic meetings with the independent accountants, the Audit Committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. As part of its responsibilities as set forth in its charter, the Compensation Committee reviews the impact of the Company's executive compensation program and the associated incentives to determine whether they present a significant risk to the Company.
Communications to the Board
The Board of Directors welcomes and encourages stockholders to share their thoughts regarding the Company. Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to Investor Relations. Investor Relations will then, for other than routine communications, distribute a copy of the communication to the Chairman of the Board, the Chairman of the Audit Committee and the Company's Chief Financial Officer. Based on the input and decision of these persons, along with the entire Board, if it is deemed necessary, the Company will respond to the communications. Stockholders should not communicate with individual directors unless requested to do so.
See STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS, page [__], for information regarding the process for stockholders to nominate individuals for election to the Board of Directors.
DIRECTOR COMPENSATION
For their service as directors of the Company, all non-employee directors receive a fee of $1,000 for each meeting of the Board of Directors attended, in person, and all directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with attending such meetings. Generally, each non-employee director receives an option to acquire 1,000,000 shares of Common Stock upon joining the Board, and may receive additional options thereafter so long as they continue to serve as a member of the Board of Directors. The exercise price of all options granted to directors is equal to the market closing price on the date of grant; the options vest quarterly over three years and have a seven-year term.

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The following table provides information regarding the compensation of the Company's non-employee directors for the year ended December 31, 2013:

Current Directors	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total

Stanley Gilbert	$ 1,000	$21,000(2)	$ ─	$ ─	$ ─	$ ─	$22,000
Jeffrey Holtmeier	$ 1,000	$21,000(3)	$ ─	$ ─	$ ─	$ ─	$22,000
David Welch	$ 1,000	$21,000(4)	$ ─	$ ─	$ ─	$ ─	$22,000

(1)
The amounts provided in this column represent the aggregate grant date fair value of option awards granted to the Companies' directors in the fiscal year ended December 31, 2013, as calculated in accordance with FASB ASC Topic 718, Stock Compensation.

(2)
Mr. Gilbert received a stock option grant on January 3 , 2013, to purchase 500,000 shares of the Company's Common Stock at an exercise price of $0.045 per share. The shares vest quarterly over three years and have a seven-year life from the date of grant. The aggregate number of option awards outstanding for Mr. Gilbert as of December 31, 2012 is 1,500,000.

(3)
Mr. Holtmeier received a stock option grant on January 3 , 2013, to purchase 500,000 shares of the Company's Common Stock at an exercise price of $0.045 per share. The shares vest quarterly over three years and have a seven-year life from the date of grant. The aggregate number of option awards outstanding for Mr. Holtmeier as of December 31, 2012 is 1,500,000.

(4)
Mr. Welch received a stock option grant on January 3, 2013, to purchase 500,000 shares of the Company's Common Stock at an exercise price of $0.045per share. The shares vest quarterly over three years and have a seven-year life from the date of grant. The aggregate number of option awards outstanding for Mr. Welch as of December 31, 2012 is 1,550,000.

PRELIMINARY PROXY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of September 15, 2014, with respect to the beneficial ownership of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company, (ii) each director and director nominee of the Company, (iii) each of the current executive officers of the Company named in the Summary Compensation Table under the heading "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.  Except as indicated in the footnotes to this table (i) each person has sole voting and investment power with respect to all shares attributable to such person and (ii) each person's address is c/o Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065-1413. The amounts are not stated in thousands.

	Common Stock		Series A-1 Preferred Stock		Series B Preferred Stock		Series C Preferred Stock		Series D-1 Preferred Stock		Series D-2 Preferred Stock
Name of Beneficial Owner	Number of Shares (1)	Percent Of Class (1)	Number of Shares (2)	Percent Of Class (2)	Number of Shares (3)	Percent Of Class (3)	Number of Shares (4)	Percent Of Class (4)	Number of Shares (5)	Percent of Class (5)	Number of Shares (6)	Percent of Class (6)
Philip S. Sassower (7)	398,266,993	63.1%	−	−	6,919,311	59.3%	2,044,089	43.2%	1,344,411	12.1%	175,416	3.2%
Andrea Goren (8)	379,562,800	62.0%	−	−	6,948,869	59.6%	2,044,089	43.2%	918,815	8.3%	98,677	1.8%
Stanley Gilbert (9)	41,778,069	15.2%	−	−	147,782	1.3%	420,325	8.9%	34,660	1.0%	135,715	2.5%
Jeffrey Holtmeier (10)	1,813,090	*	−	−	−	−	−	−			26,067	*%
David E. Welch (11)	1,341,750	*	−	−	−	−	−	−	−	−
William Keiper (12)	22,110,415	8.7%	−	−	−	−	264,972	5.6%	−	−

All directors and executive officers as a group (6 persons) (13)	484,060,667	74.7%	−	−	7,067,093	60.6%	2,729,386	57.7%	1,841,932	16.6%	865,762	15.7%

5% Shareholders
Phoenix Venture Fund LLC (14)	311,648,775	64.2%	−	−	6,919,311	59.3%	2,044,089	43.2%	−	−
Michael W. Engmann (15)	110,100,138	33.0%	734,538	68.5%	839,834	7.2%	144,262	3.0%	609,016	5.5%	323,921	5.9%
___________
*            Less than 1%.

PRELIMINARY PROXY

1.
Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise or conversion of all options, warrants and other securities convertible into Common Stock, including shares of Series A-1 Convertible Preferred Stock (the "Series A-1 Preferred"), Series B Participating Convertible Preferred Stock (the "Series B Preferred"), Series C Participating Convertible Preferred Stock  (the "Series C Preferred") and Series D Preferred Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of September 15, 2014. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of September 15, 2014, or securities convertible into Common Stock within 60 days of September 15, 2014 are deemed outstanding and held by the holder of such shares of Common Stock, options, warrants, or the other convertible securities listed above for purposes of computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. The percentage of beneficial ownership of Common Stock beneficially owned is based on 232,606,821 shares of Common Stock, 1,072,800 shares of Series A-1 Preferred Stock, 11,660,319 shares of Series B Preferred Stock, 4,733,188hares of Series C Preferred Stock, 5,567,244 shares of Series D-1 Preferred Stock and 5,498,276 shares of Series D-2 Preferred Stock outstanding as of September 15, 2014. The shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock stated in these columns assume conversion of shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D-1 Preferred Stock and Series D-2 Preferred Stock.

2.
Each outstanding share of Series A-1 Preferred Stock is presently convertible into 7.1429 shares of Common Stock. The shares of Series A-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-1 Preferred Stock stated in these columns reflect ownership of shares of Series A-1 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series A-1 Preferred Stock beneficially owned is based on 1,072,800 shares of Series A-1 Preferred Stock outstanding as of September 15, 2014.

3.
Each outstanding share of Series B Preferred Stock is presently convertible into 23.0947 shares of Common Stock. The shares of Series B Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series B Preferred Stock stated in these columns reflect ownership of shares of Series B Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock at this ratio. The percentage of beneficial ownership of Series B Preferred Stock beneficially owned is based on 11,660,319 shares of Series B Preferred Stock outstanding as of September 15, 2014.

4.
Each outstanding share of Series C Preferred Stock is presently convertible into 44.444 shares of Common Stock. The shares of Series C Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series C Preferred Stock stated in these columns reflect ownership of shares of Series C Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock at this ratio. The percentage of beneficial ownership of Series C Preferred Stock beneficially owned is based on 4,733,188 shares of Series C Preferred Stock outstanding as of September 15, 2014.

5.
Each share of Series D-1 Preferred Stock is presently convertible into 44.444 shares of Common Stock. The shares of Series D-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series D-1 Preferred Stock stated in these columns reflect ownership of shares of Series D-1 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series D-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series D-1 Preferred Stock beneficially owned is based on 5,567,244 shares of Series D-1 Preferred Stock outstanding as of September 15, 2014.

6.
Each share of Series D-2 Preferred Stock is presently convertible into 20.000 shares of Common Stock. The shares of Series D-2 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series D-2 Preferred Stock stated in these columns reflect ownership of shares of Series D-2 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series D-2 Preferred Stock at this ratio. The percentage of beneficial ownership of Series D-2 Preferred Stock beneficially owned is based on 5,498,276 shares of Series D-2 Preferred Stock outstanding as of September 15, 2014.

7.
Represents (a) 61,131,612 shares of Common Stock, (b) 4,792,749 shares issuable to Mr. Sassower upon the exercise of options exercisable within 60 days of September 15, 2014, (c) 159,799,412 shares of Common Stock issuable upon the conversion of 6,919,311 shares of Series B Preferred Stock, (d) 90,848,309 share of Common Stock issuable upon the conversion of 2,044,089 shares of Series C Preferred Stock, (e) 59,751,541 shares of Common Stock issuable upon the conversion of 1,344,441 shares of Series D-1 Preferred Stock (f) 3,508,320 shares of Common Stock issuable upon the conversion of 175,416 shares of Series D-2 Preferred Stock and (g) 18,435,050 shares of Common Stock issuable upon the exercise of warrants (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC and Phoenix Enterprises Family Fund. Please see footnote 14 below for information concerning shares of Common Stock beneficially owned by Phoenix. Along with Mr. Goren, Mr. Sassower is the co-manager of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and Phoenix Banner Holdings LLC, and, accordingly, Mr. Sassower may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein. Mr. Sassower's address is 110 East 59th Street, Suite 1901, New York, NY 10022.

	Philip Sassower	SG Phoenix Ventures LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Enterprises Family Fund LLC	Phoenix Banner Holdings	Total
Common Shares	2,555,556		2,792,494	55,783,562			61,131,612
Stock Options	4,792,749						4,792,749
Series B Preferred Stock As If Converted to Common Stock				159,799,412			159,799,412
Series C Preferred Stock As If Converted to Common Stock				90,848,309			90,848,309
Series D-1Preferred Stock As If Converted to Common Stock	20,264,602				2,144,176	37,342,763	59,751,541
Series D-2 Preferred Stock As If Converted to Common Stock	1,686,020					1,822,300	3,508,320
Warrants	-	2,425,000		─	1,555,556	14,454,494	18,435,050
Total	29,298,927	2,425,000	2,792,494	306,431,283	3,699,732	53,619,557	398,266,993

8.
Represents (a) 58,595,056 shares of Common Stock, (b) 7,750,499 shares issuable upon the exercise of options exercisable within 60 days of September 15, 2014, (c) 160,482,045 shares of Common Stock issuable upon the conversion of 6,948,869 shares of Series B Preferred Stock, (d) 91,544,974 shares of Common Stock issuable upon the conversion of 2,059,764 shares of Series C Preferred Stock, (e) 40,836,182 shares of Common Stock issuable upon the conversion of 918,815 shares of Series D-1 Preferred Stock (f) 1,973,540 shares of Common Stock issuable upon the conversion of 98,677 shares of Series D-2 Preferred Stock and (g) 18,380,504 shares of Common Stock issuable upon the exercise of warrants (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC, Andax LLC and Mr. Goren. Please see footnote 14 below for information concerning Phoenix's beneficial ownership. Mr. Goren is managing member Andax LLC and disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein. Along with Mr. Sassower, Mr. Goren is the co-manager of SG Phoenix Ventures LLC, which has the power to vote and dispose of the shares held by Phoenix and by Phoenix Banner Holdings LLC, and accordingly, Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein. Mr. Goren's address is 110 East 59th Street, Suite 1901, New York, NY 10022.

PRELIMINARY PROXY

	Andrea Goren	Andax, LLC	SG Phoenix Ventures LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Banner Holdings	Total
Common Shares	19,000		2,792,494	55,783,562			58,595,056
Stock Options	7,750,499						7,750,499
Series B Preferred Stock As If Converted to Common Stock		682,633			159,799,412		160,482,045
Series C Preferred Stock As If Converted to Common Stock		696,665			90,848,309		91,544,974
Series D-1 Preferred Stock As If Converted to Common Stock		3,493,419				37,342,763	40,836,182
Series D-2 Preferred Stock As If Converted to Common Stock		151,240				1,822,300	1,973,540
Warrants		1,501,010		2,425,000	─	14,454,494	18,380,504
Total	7,769,499	6,524,967	2,792,494	58,208,562	250,647,721	53,619,557	379,562,800

9.
Represents (a) 9,976,813 shares of Common Stock, (b) 1,291,750 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of September 15, 2014, (c) 3,412,981 shares of Common Stock issuable upon the conversion of 147,782 shares of Series B Preferred Stock, and (d) 18,680,924 shares of Common Stock issuable upon the conversion of 420,325 shares of Series C Preferred Stock, (e) 1,540,444 shares of Common Stock issuable upon the conversion of 34,660 shares of Series D-1 Preferred Stock, and (f) 2,714,300 shares of Common Stock issuable upon the conversion of 135,715 shares of Series D-2 Preferred Stock, and (g) 4,160,857 shares of Common Stock issuable upon the exercise of warrants, (see table below for details) (d). As manager of Galaxy LLC, Mr. Gilbert has the power to vote and dispose of the shares of Common Stock held by Galaxy LLC, and, accordingly, Mr. Gilbert may be deemed to be the beneficial owner of the shares owned by Galaxy LLC.

	Stanley Gilbert	Stanley Gilbert PC	Galaxy LLC	Mrs. Gilbert	Total
Common Shares	6,018,176	28,485	1,783,035	2,147,117	9,976,813
Stock Options	1,291,750				1,291,750
Series B Preferred Stock As If Converted to Common Stock	3,412,981				3,412,981
Series C Preferred Stock As If Converted to Common Stock	18,680,924				18,680,924
Series D-1 Preferred Stock As If Converted to Common Stock	1,540,444				1,540,444
Series D-2 Preferred Stock As If Converted to Common Stock	2,714,300				2,714,300
Warrants	4,160,857				4,160,857
Total	37,819,432	28,485	1,783,035	2,147,117	41,778,069

10.
Represents (a) 1,291,750 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of September 15, 2013, (b) 521,340 shares of Common Stock issuable upon the conversion of 26,067 shares of Series D-2 Preferred Stock owned by Genext, LLC ("Genext").  As manager of Genext, Mr. Holtmeier has the power to vote and dispose of the shares of Common Stock held by Genext, and, accordingly, Mr. Holtmeier may be deemed to be the beneficial owner of the shares owned by CUBD and Genext.

11.	Represents 1,341,750 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of September 15, 2014.

12.
Represents (a) 10,333,999 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of September 15, 2014, (b) 11,776,416 shares issuable upon the conversion of 264,972 shares of Series C Preferred Stock beneficially owned by FirstGlobal Partners LLC ("FirstGlobal"). As manager of FirstGlobal, Mr. Keiper has the power to vote and dispose of the shares of Common Stock held by FirstGlobal and, accordingly, Mr. Keiper may be deemed to be the beneficial owner of the shares owned by FirstGlobal.

13.
Includes shares of Common Stock beneficially owned by Phoenix. Please see footnote 14 below for information concerning shares of Common Stock beneficially owned by Phoenix. Mr. Sassower and Mr. Goren are the co-managers of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, accordingly, Mr. Sassower and Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix. SG Phoenix Ventures LLC, Mr. Sassower and Mr. Goren each disclaim beneficial ownership of the shares owned by Phoenix, except to the extent of their respective pecuniary interests therein. The amount stated above includes an aggregate of 26,802,497 shares issuable upon the exercise of options within 60 days of September 15, 2014.

14.
SG Phoenix Ventures LLC is the Managing Member of Phoenix, with the power to vote and dispose of the shares of Common Stock held by Phoenix. Accordingly, SG Phoenix Ventures LLC may be deemed to be the beneficial owner of such shares. Andrea Goren is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. Philip Sassower is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix, and Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by SG Phoenix LLC, except to the extent of their respective pecuniary interests therein. The address of these stockholders is 110 East 59th Street, Suite 1901, New York, NY 10022.

	Phoenix Venture Fund LLC	SG Phoenix Ventures LLC	Total
Common Shares	55,783,562	2,792,492	58,576,054
Stock Options	-
Series B Preferred Stock As If Converted to Common Stock	159,799,412		159,799,412
Series C Preferred Stock As If Converted to Common Stock	90,848,309		90,848,309
Warrants	─	2,425,000	2,425,000
Total	306,431,283	5,217,492	311,648,775

15.
Represents (a) 8,964,953 shares of Common Stock beneficially owned by Mr. Engmann, (b) 5,246,731 shares of Common Stock issuable upon the conversion of 734,538 shares of Series A-1 Preferred Stock beneficially owned by Mr. Engmann, (c) 19,395,715 shares of Common Stock issuable upon the conversion of 839,834 shares of Series B Preferred Stock beneficially owned by Mr. Engmann (d) 6,411,637 shares of Common Stock issuable upon the conversion of 144,262 shares of Series C Preferred Stock beneficially owned by Mr. Engmann and (e) 27,067,377 shares of Common Stock issuable upon the conversion of 609,016 shares of Series D-1 Preferred Stock beneficially owned by Mr. Engmann (f) 6,478,420 shares of Common Stock issuable upon the conversion of 323,921 shares of Series D-2 Preferred Stock beneficially owned by Mr. Engmann and (g) an aggregate of 36,535,305 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of September 15, 2014 beneficially owned by Mr. Engmann. See the following table for more detail. Mr. Engmann's address is 220 Bush Street, No. 660, San Francisco, CA 94104. (See note 5 to the Consolidated Financial Statements).

	Michael Engmann	MDNH Partners, LP	KENDU Partners Company	Total
Common Shares	3,680,249	4,041,140	1,243,564	8,964,953
Stock Options
Series A-1 Preferred Stock As If Converted to Common Stock	45,907	1,592,081	3,608,743	5,246,731
Series B Preferred Stock As If Converted to Common Stock	5,265,107	10,398,504	3,732,104	19,395,715
Series C Preferred Stock As If Converted to Common Stock	134,221	6,277,416	-	6,411,637
Series D-1 Preferred Stock As If Converted to Common Stock	19,035,333	-	8,032,044	27,067,377
Series D-2 Preferred Stock As If Converted to Common Stock	4,671,200	-	1,807,220	6,478,420
Warrants	25,328,895	-	11,206,410	36,535,305
Total	58,160,912	22,309,141	29,630,085	110,100,138

PRELIMINARY PROXY

PROPOSAL 2
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OFAUTHORIZED SHARES OF COMMON STOCK FROM 1,500,000,000 TO 2,000,000,000

At the Annual Meeting, stockholders will be asked to consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Charter Amendment") in order to increase the number of authorized shares of Common Stock from 1,500,000,000 to 2,000,000,000 shares. Increasing the authorized number of shares of Common Stock requires that the Company amend its Amended and Restated Certificate of Incorporation in order to increase the authorized number of shares of Capital Stock from 1,540,000,000 to 2,045,000,000. The Board of Directors has unanimously approved the Charter Amendment, believes the Charter Amendment is in the best interests of the Company and its stockholders for the reasons set forth below, and recommends that the stockholders approve the Charter Amendment. The Charter Amendment will allow the Company to have additional shares of stock available in the event of future capital raising activities as may be approved by the Board of Directors.  At this time, the Company's has no plans to raise additional capital through the sale of Common Stock.

Stockholder approval of the Charter Amendment to increase the authorized shares of Common Stock will require the approval of (i) a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, and (ii) a majority of outstanding shares of Common Stock voting as a separate class.

Because Proposals Three and Four also relate to approval of the Charter Amendment, the failure of stockholders to approve each of Proposal Two, Proposal Three, and Proposal Four will result in the Charter Amendment not being approved and no increase in the authorized shares of Common Stock, Series D-1 Preferred Stock or Series D-2 Preferred Stock.

PROPOSAL 3
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF SERIES D-1 PREFERRED STOCK FROM 6,000,000 TO 10,000,000
At the Annual Meeting, stockholders will be asked to consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Charter Amendment") in order to increase the number of authorized shares of Series D-1 Preferred Stock from 6,000,000 to 10,000,000 shares.  Increasing the authorized number of shares of Series D-1 Preferred Stock requires that the Company amend its Amended and Restated Certificate of Incorporation in order to increase the authorized number of shares of capital stock from 1,540,000,000 to 2,045,000,000 increase the authorized number of shares of Preferred Stock from 40,000,000 to 45,000,000 and increase the authorized number of shares of Series D-1 Preferred Stock from 6,000,000 to 10,000,000.  As discussed in Proposal Four, stockholders will also be asked to consider and vote upon a proposal to increase the number of authorized shares of Series D-2 Preferred Stock from 9,000,000 to 10,000,000.  If the Charter Amendment is approved, the Company will have 2,000,000,000 authorized shares of Common Stock and 45,000,000 authorized shares of Preferred Stock, 2,000,000 of which will be designated as Series A-1 Preferred Stock, 14,000,000 of which will be designated as Series B Preferred Stock, 9,000,000 of which will be designated Series C Preferred Stock, 10,000,000 of which will be designated as Series D-1 Convertible Preferred Stock ("Series D-1 Preferred Stock"), and 10,000,000 of which will be designated Series D-2 Convertible Preferred Stock ("Series D-2 Preferred Stock"). The Board of Directors has unanimously approved the Charter Amendment, believes the Charter Amendment is in the best interests of the Company and its stockholders for the reasons set forth below, and recommends that the stockholders approve the Charter Amendment. The Charter Amendment will allow the Company to have additional shares of stock available for payment-in-kind dividends and in the event of future capital raising activities as may be approved by the Board of Directors.  At this time, the Company's only known use of the additional shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock is to make payment of in-kind dividends on outstanding shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock.

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The complete text of the form of the Charter Amendment is set forth in Appendix A to this proxy statement. The Charter Amendment is subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.
Stockholder approval of the Charter Amendment to increase the authorized shares of Series D-1 Preferred Stock will require the approval of (i)  a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (ii) a majority of outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (iii) a majority of outstanding shares of Series B Preferred Stock voting as a separate class, (iv) a majority of outstanding shares of Series C Preferred Stock voting as a separate class, (v) a majority of outstanding shares of Series D-1 Preferred Stock voting as a separate class, and (vi) a majority of outstanding shares of Series D-2 Preferred Stock voting as a separate class.
Because Proposals Two and Four also relate to approval of the Charter Amendment, the failure of stockholders to approve each of Proposal Two, Proposal Three, and Proposal Four will result in the Charter Amendment not being approved and no increase in the authorized shares of Common Stock, Series D-1 Preferred Stock or Series D-2 Preferred Stock.  For this reason, a description of the rights, preferences, and privileges Series D-1 Preferred Stock and Series D-2 Preferred Stock, the purpose of the increase in shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock, and the effect of the increase in shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock are presented together below.
Description of Rights, Preferences, and Privileges of Series D-1Preferred Stock and Series D-2 Preferred Stock
The rights, preferences, and privileges of the Series D-1 Preferred Stock and Series D-2 Preferred Stock are summarized below.  Where the rights of the Series D-1 Preferred Stock and Series D-2 Preferred Stock are identical and pari passu, the Series D-1 Preferred Stock and Series D-2 Preferred Stock are referred to collectively as the "Series D Preferred Stock."
Authorized Shares and Liquidation Preference.  If the Charter Amendment is approved, the number of authorized shares of Series D-1 Preferred Stock will be 10,000,000, and the number of authorized shares of Series D-2 Preferred Stock will be 10,000,000. The shares of Series D Preferred Stock have a liquidation preference $1.00 plus any accrued and unpaid dividends.
Ranking.  Shares of Series D Preferred Stock rank senior to our outstanding Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and all shares of Common Stock with respect to dividend rights and rights on liquidation, winding-up and dissolution.
Dividends.  Shares of Series D Preferred Stock accrue dividends at the rate of 10% per annum, payable quarterly, in cash or additional shares of Series D Preferred Stock valued at $1.00 per share. No dividends may be paid on the Company's Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Common Stock so long as any dividends on the Series D Preferred Stock remain unpaid, and any dividend other than required dividends are subject to the protective provisions set forth below.
Liquidation.  In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series D Preferred Stock are entitled to receive, in preference to all other shares of the Company's capital stock, liquidating distributions in the amount of $1.00 per share plus any accrued dividends. After receipt of the liquidation preference by the holders of Series D Preferred Stock and after payment of the Series C Preferred Stock, Series B Preferred Stock and Series A-1 Preferred Stock liquidation preferences, the shares of Series C Preferred Stock, Series B Preferred Stock, and Series A-1 Preferred Stock will participate with the Common Stock in remaining liquidation pro rata on an as-converted basis. A merger or consolidation (other than one in which the then current stockholders own a majority of the voting power in the surviving or acquiring corporation) or a sale, lease transfer, exclusive license or other disposition of all or substantially all of the assets of the Company will be treated as a liquidation event triggering the liquidation preference.
Voting Rights.  Holders of the Series D-1 Preferred Stock and Series D-2 Preferred Stock vote together with the holders of Common Stock and the holders of Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock on an as-converted basis on all matters brought before the stockholders.  Each share of Series D-1 Preferred Stock is

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 convertible into Common Stock at an initial conversion price of $0.0225 per share, which means that holders of Series D-1 Preferred Stock have approximately 44.444 votes for each share of Series D-1 Preferred Stock held by them when voting on an as-converted basis.  Each share of Series D-2 Preferred Stock is convertible into Common Stock at an initial conversion price of $0.05 per share, when means that holders of Series D-2 Preferred Stock have 20 votes for each share of Series D-2 Preferred held by them when voting on an as-converted basis.  In addition, holders of the Series D-1 Preferred Stock and Series D-2 Preferred Stock are entitled to vote separately as a class in connection with the protective provisions described below and as otherwise required by law or the Company's Amended and Restated Certificate of Incorporation.
Protective Provisions.  So long as 20% shares of Series D Preferred Stock are outstanding (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, subdivision or other similar recapitalization affecting such shares), in addition to any other vote or approval required under the Company's certificate of incorporation ("Charter") or by applicable law, the Company will not, without the written consent or affirmative vote of holders of at least a majority of the then outstanding shares of Series D-1 Preferred Stock and at least a majority of the then outstanding shares of Series D-2 Preferred Stock, either directly or indirectly by amendment, merger, consolidation, or otherwise:
(i)
liquidate, dissolve or wind-up the business and affairs of the Company or any subsidiary, or effect any sale or disposition of all or a significant portion of the capital stock or assets of the Company or a merger, consolidation, share exchange, reorganization or other similar transaction or consent to any of the foregoing;

(ii)	amend, alter or repeal any provision of the Charter or Bylaws of the Company; or
(iii)
authorize, create, designate or issue any equity securities or securities convertible into equity securities with equal or superior rights, preferences or privileges to those of the Series D Preferred Stock (including, debt that is convertible into capital stock and redeemable preferred stock that is not treated as Common Stock for tax purposes) or, other than the issuance of shares of Common Stock on exercise or conversion of securities outstanding on the closing date of the transactions, issue any shares of Common Stock or securities convertible into or exercisable (directly or indirectly) for Common Stock if at such time (or after giving effect to such issuance) the Company does not have sufficient shares of Common Stock available out of its authorized but unissued stock for the purpose of effecting the conversion of the Series D Preferred Stock into Common Stock and the exercise and conversion of all other securities convertible or exercisable (directly or indirectly) for Common Stock;

(iv)	increase or decrease the number of authorized shares of Series D Preferred Stock or of any additional class or series of capital stock;
(v)	reclassify, alter or amend any existing security that is junior to or on parity with the Series D Preferred Stock;
(vi)
purchase or redeem, or declare or pay any dividends on, any capital stock or securities convertible or exchangeable into shares of capital stock, other than dividends required to be paid on shares of Series D Preferred Stock, Series C Preferred Stock, Series B Preferred Stock and Series A-1 Preferred Stock under the terms of the certificates of designation for such stock;

(vii)	incur any indebtedness, including capital leases, other than trade payables incurred in the ordinary course of business;
(viii)	create or hold capital stock in any subsidiary that is not a wholly-owned subsidiary of the Company or dispose of any subsidiary stock or all or a significant portion of any subsidiary assets;
(ix)	increase or decrease the size of the Board of Directors of the Company;
(x)	make any material alteration to the Company's business plan; or
(xi)
except as otherwise approved by the Board of Directors, including a majority of the Preferred Stock Directors, authorize or adopt any stock option plan, restricted stock plan, stock incentive plan or other employee benefit plan or increase the number of shares of Common Stock issuable under any such plan in effect on the closing date of the transactions.

Conversion Rights.  Each share of Series D-1 Preferred Stock and each share of Series D-2 Preferred Stock initially converts into Common Stock at a conversion price of $0.0225 per share and a conversion price of $0.05 per share, respectively, at any time at the option of the holder, subject to adjustments for stock dividends, splits, combinations and similar events.
Mandatory Conversion.  Each share of Series D-1 Preferred Stock will automatically be converted into Common Stock at the then applicable conversion price upon the written consent of holders representing a majority of the shares of Series D-1 Preferred Stock then outstanding.  Each share of Series D-2 Preferred Stock will automatically be converted into Common Stock at the then applicable conversion price upon the written consent of holders representing a majority of the shares of Series D-2 Preferred Stock then outstanding. Each share of Series D-1 and D-2 Preferred Stock will automatically be converted into Common Stock at the then applicable conversion price upon the written consent of holders representing a majority of the shares of Series B Preferred Stock then outstanding with respect to the automatic conversion of the Series B Preferred Stock.
Purpose of the Increase in Number of Authorized Shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock
Currently, the Company's Charter authorizes the issuance of 1,540,000,000 shares of capital stock, 1,500,000,000 of which are designated as Common Stock and 40,000,000 of which are designated as Preferred Stock. The Company has previously designated 2,000,000 shares as Series A-1 Preferred Stock, 14,000,000 shares of Series B Preferred Stock, 9,000,000 shares of Series C Preferred Stock, 6,000,000 shares of Series D-1 Preferred Stock and 9,000,000 shares of Series D-2 Preferred Stock. As of the record date, there were 232,606,821 shares of Common Stock outstanding, 1,072,800 shares of Series A-1 Preferred Stock convertible into 7,662,903 shares of Common Stock, 11,660,319 shares of Series B Preferred Stock convertible into 269,291,569 shares of Common Stock, 4,733,188 shares of Series C Preferred Stock convertible into 210,363,701 shares of Common Stock, 5,567,244 shares of Series D-1 Preferred Stock convertible into 247,432,819 shares of Common Stock, 5,498,275 shares of Series D-2 Preferred stock convertible into 109,965,520 shares of Common Stock and 248,885,565 shares of Common Stock reserved for issuance under outstanding compensation plans, options or warrants. The Company must amend its Charter to provide it with sufficient authorized shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock to provide for payment-in-kind dividends and in the event of future capital raising activities and other transactions that may be deemed advisable and in the best interests of the Company and its stockholders.  The failure to approve the Charter Amendment will result in the eventual impairment of the Company's ability to make payment of dividends in-kind through the issuance of additional shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock.  Assuming the Company does not enter into any other transactions involving the issuance of Series D-1 Preferred Stock or Series D-2 Preferred Stock, the impairment of the Company's ability to make payment of dividends in-kind on shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock will occur on March 31, 2017 and March 31,2019, respectively.  In the event of such an impairment, the Company will be required to pay dividends in cash on shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock to satisfy the dividend obligation.
The Board of Directors has unanimously determined that Proposal 3 is desirable and in the best interest of the Company's stockholders. The Board of Directors recommends that the stockholders approve the amendment of the Certificate of Incorporation to increase the number of authorized shares of capital stock.
Effects of Approval of the Increase in the Number of Authorized Shares of Common Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock
The table below shows the capitalization of the Company as of June 30, 2014, on an actual and pro forma basis giving effect to the approval of Proposals 2, 3, and 4, which would result in an increase of an additional 500,000,000 shares of Common Stock, an increase of an additional 4,000,000 authorized shares of Series D-1 Preferred Stock, and an increase of an additional 1,000,000 authorized shares of Series D-2 Preferred Stock.

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COMMUNICATION INTELLIGENCE CORPORATION
CAPITALIZATION
Actual and Pro Forma as of June 30, 2014
	As of June 30, 2014	Adjusted	Adjusted As of June 30, 2014
SHARES AUTHORIZED
Total Preferred Stock authorized	40,000,000	5,000,000	45,000,000
Total Preferred Stock designated Series A-1	2,000,000		2,000,000
Total Preferred Stock designated Series B	14,000,000		14,000,000
Total Preferred Stock Series C	9,000,000		9,000,000
Total Preferred Stock Series D-1	6,000,000	4,000,000	10,000,000
Total Preferred Stock Series D-2	9,000,000	1,000,000	10,000,000
Total Common Stock authorized	1,500,000,000	500,000,000	2,000,000,000
COMMON AND PREFERRED STOCK OUTSTANDING
Series A-1 Convertible Preferred issued and outstanding (8% coupon)	1,072,800		1,072,800
Series B Convertible Preferred, issued and outstanding (10% coupon)	11,660,319		11,660,319
Series C Convertible Preferred, issued and outstanding (10% coupon)	4,733,188		4,733,188
Series D-1 Convertible Preferred, issued and outstanding (10% coupon)	4,408,979		4,408,979
Series D-2 Convertible Preferred issued and outstanding (10% coupon)	5,498,276		5,498,276
Common Stock issued and outstanding	232,559,488		232,559,488
Treasury Shares	6,500,000		6,500,000
COMMON STOCK OUTSTANDING FULLY DILUTED
Series A-1 Convertible Preferred on an as-if-converted basis	7,662,903		7,662,903
Series B Convertible Preferred on an as if converted basis	269,291,569		269,291,569
Series C Convertible Preferred on an as if converted basis	210,363,701		210,363,701
Series D-1 Convertible Preferred on an as if converted basis	195,954,426		195,954,426
Series D-2 Convertible Preferred on an as if converted basis	109,965,520		109,965,520
Common Stock issued and outstanding	232,559,488		232,559,488
Stock options outstanding	71,987,500		71,987,500
Warrants outstanding	145,410,312		145,410,312
Total shares outstanding on a fully diluted basis	1,243,195,419		1,243,195,419

The Charter Amendment increases the authorized amount of Common Stock by 500,000,000 shares, increases the authorized amount of Series D-1 Preferred Stock by 4,000,000 shares, and increases the authorized amount of Series D-2 Preferred Stock by 1,000,000 shares.  The Company's Series D Preferred Stock is senior to all other series of preferred stock.  If all such shares are subsequently issued by the Company, then the aggregate amount of senior liquidation preferences will increase by $20,000,000.
Each outstanding share of Series D-1 Preferred Stock is presently convertible into 44.4444 shares of Common Stock, and accordingly is entitled to an equivalent number of votes per share.  Each outstanding share of Series D-2 Preferred Stock is presently convertible into 20 shares of Common Stock, and accordingly is entitled to an equivalent number of votes per share.  The Charter Amendment increases the authorized amount of Series D-1 Preferred Stock by 4,000,000 shares and increases the authorized amount of Series D-2 Preferred Stock by 1,000,000 shares.  If all such shares are subsequently issued by the Company, then, at present applicable rates of conversion, such additional shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock would be convertible into 177,777,600 shares of Common Stock and 20,000,000 shares of Common Stock, respectively, and would be entitled to an equivalent number of votes per share.  Such additional shares would represent approximately 13.7% of the Company's capitalization on a fully diluted basis.

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Required Vote
The Charter Amendment will require the approval of (i)  a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (ii) a majority of outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (iii) a majority of outstanding shares of Series B Preferred Stock voting as a separate class, (iv) a majority of outstanding shares of Series C Preferred Stock voting as a separate class, (v) a majority of outstanding shares of Series D-1 Preferred Stock voting as a separate class, and (vi) a majority of outstanding shares of Series D-2 Preferred Stock voting as a separate class.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.

PROPOSAL 4
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF SERIES D-2 PREFERRED STOCK FROM 9,000,000 TO 10,000,000
At the Annual Meeting, stockholders will be asked to consider and vote upon a proposal to approve the Charter Amendment in order to increase the number of authorized shares of Series D-2 Preferred Stock from 9,000,000 to 10,000,000 shares.  Increasing the authorized number of shares of Series D-2 Preferred Stock requires that the Company amend its Amended and Restated Certificate of Incorporation in order to increase the authorized number of shares of capital stock from 1,540,000,000 to 2,045,000,000, increase the authorized number of shares of Preferred Stock from 40,000,000 to 45,000,000, and increase the authorized number of shares of Series D-2 Preferred Stock from 9,000,000 to 10,000,000.  As discussed in Proposal Three above, stockholders will also be asked to consider and vote upon a proposal to increase the number of authorized shares of Series D-1 Preferred Stock from 6,000,000 to 10,000,000.  If the Charter Amendment is approved, the Company will have 2,000,000,000 authorized shares of Common Stock and 45,000,000 authorized shares of Preferred Stock, 2,000,000 of which will be designated as Series A-1 Preferred Stock, 14,000,000 of which will be designated as Series B Preferred Stock, 9,000,000 of which will be designated Series C Preferred Stock, 10,000,000 of which will be designated as Series D-1 Preferred Stock, and 10,000,000 will be designated Series D-2 Convertible Preferred Stock. The Board of Directors has unanimously approved the Charter Amendment, believes the Charter Amendment is in the best interests of the Company and its stockholders for the reasons set forth below, and recommends that the stockholders approve the Charter Amendment. The Charter Amendment will allow the Company to have additional shares of stock available for payment-in-kind dividends and in the event of future capital raising activities as may be approved by the Board of Directors.  At this time, the Company's only known use of the additional shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock is to make payment of in-kind dividends on outstanding shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock.
The complete text of the form of the Charter Amendment is set forth in Appendix A to this proxy statement. The Charter Amendment is subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate.
Stockholder approval of the Charter Amendment to increase the authorized shares of Series D-2 Preferred Stock will require the approval of (i)  a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (ii) a majority of outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (iii) a majority of outstanding shares of Series B Preferred Stock voting as a separate class, (iv) a majority of outstanding shares of Series C Preferred Stock voting as a separate class, (v) a majority of outstanding shares of Series D-1 Preferred Stock voting as a separate class, and (vi) a majority of outstanding shares of Series D-2 Preferred Stock voting as a separate class.
Because Proposals Two and Three also relate to approval of the Charter Amendment, the failure of stockholders to approve each of Proposal Two, Proposal Three, and Proposal Four will result in the Charter Amendment not being approved and no increase in the authorized shares of Common Stock, Series D-1 Preferred Stock or Series D-2 Preferred Stock.  For this reason, a description of the rights, preferences, and privileges Series D-1 Preferred Stock and Series D-2 Preferred Stock, the purpose of the increase in shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock, and the effect of the increase in shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock are presented together above.  For additional information on the rights, preferences, and privileges of the

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Series D-1 Preferred Stock and Series D-2 Preferred Stock, the purpose of the increase in shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock, and the effect of the increase in shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock, please see the information provided in Proposal Three under the headings "Description of Rights, Preferences, and Privileges of Series D-1 Preferred Stock and Series D-2 Preferred Stock," "Purpose of the Increase in Number of Authorized Shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock," and "Effects of Approval of the Increase in the Number of Authorized Shares of Series D-1 Preferred Stock and Series D-2 Preferred Stock."
Required Vote
The Charter Amendment will require the approval of (i)  a majority of outstanding shares of Common Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (ii) a majority of outstanding shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock, and Series D-2 Preferred Stock voting together as one class on an as-converted basis, (iii) a majority of outstanding shares of Series B Preferred Stock voting as a separate class, (iv) a majority of outstanding shares of Series C Preferred Stock voting as a separate class, (v) a majority of outstanding shares of Series D-1 Preferred Stock voting as a separate class, and (vi) a majority of outstanding shares of Series D-2 Preferred Stock voting as a separate class.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 4.

PROPOSAL 5
AMENDMENT TO 2011 STOCK COMPENSATION PLAN

The Board of Directors proposes that the 2011 Stock Compensation Plan (the "2011 Plan") be amended to increase the aggregate number of shares subject to issuance under such plan by 50,000,000 shares from 100,000,000 shares to 150,000,000 shares.

The purpose of the 2011 Plan is to strengthen the ability of the Company to attract and retain well-qualified executive and managerial personnel, provide additional incentive to its employees and encourage stock ownership in the Company so that its participants will have a proprietary interest in the Company.  Under the 2011 Plan, a total of 100,000,000 shares are currently reserved for issuance. As of September 15, 2014, 62,575 options have been exercised, options to purchase 71,312,500 shares of common stock were outstanding and 28,624,925 shares remain available for future grants. During 2013, employees as a group were granted 26,553,743 stock options under the 2011 Plan. As of September 15, 2014, the per share closing price of the shares underlying these options was $0.0445. A copy of the 2011 Plan, as amended to reflect the increase in the aggregate number of shares subject to issuance to 150,000,000 shares, is attached hereto as Appendix B.
Options granted under the 2011 Plan may be either incentive stock options ("Incentive Options"), which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify as Incentive Options ("Non-Qualified Stock Options"). Under the 2011 Plan, the Committee may grant (i) Incentive Options at an exercise price per share which is not less than the fair market value of a share of common stock on the date on which such Incentive Options are granted (and not less than 110% of the fair market value in the case of any optionee who beneficially owns more than 10% of the total combined voting power of the Company) and (ii) Non-Qualified Stock Options at an exercise price per share which is determined by the Committee (and which may not be less than 85% of the fair market value of a share of common stock on the date on which such Non-Qualified Stock Options are granted; and not less than 110% of fair market value in the case of an optionee who beneficially owns more than 10% of the total combined voting power of the Company). The 2011 Plan further provides that the maximum period in which options may be exercised will be determined by the Committee, except that Options may not be exercised after the expiration of ten years from the date the Option was initially granted (and in the case of Incentive Options, five years in the case of any optionee who beneficially owns more than 10% of the total combined voting power of the Company). Any option granted under the 2011 Plan will be nontransferable, except by will or by the laws of descent and distribution, and may be exercised upon payment of the option price in cash or by delivery of shares of common stock with a fair market value equal to the option price.

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Benefits Under Amended 2011 Plan

Future awards under the 2011 Plan are within the discretion of the administrator of the 2011 Plan and therefore are not determinable at this time.  The following table shows the aggregate benefits received by our named executive officers, our executive officers as a group, our non-employee directors as a group and our non-executive officer employees under the 2011 Plan in fiscal 2014:

Name of Individual or Group	Number of Options Granted	Grant Date Fair Value(1)
Philip S. Sassower	−	−
All current executive officers, as a group	−	−
All current directors who are not executive officers, as a group	−	−
All employees, including all officers who are not executive officers, as a group	2,500,000	78,000

(1)
Based on the grant date fair value of the award on the date of grant. Non-qualified and incentive stock options are granted with an exercise price equal to 100% of the fair market value on the date of grant.

Certain Federal Income Tax Consequences
The following outlines certain federal income tax consequences of the 2011 Plan under present law to the Company and participants in such plan.

Incentive Options.  A participant will not realize income ("except that the alternative minimum tax may apply), and the Company will not be entitled to a deduction for federal income tax purposes, upon the grant of an Incentive Option, and, if certain requirements of the Code and 2011 Plan are met, upon exercise of an Incentive Option. If common stock acquired upon the exercise of an Incentive Option is disposed of by the participant within two years from the date of granting of the option or within one year after the date of exercise (a "disqualifying disposition"), the excess, if any, of (i) the amount realized (up to the fair market value of such common stock on the exercise date) over (ii) the exercise price, will be ordinary income to the participant, and the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income realized by the participant. The Code limits to $100,000 the value of employee stock subject to Incentive Options that first become exercisable in any one year, based upon the fair market value of the stock on the date of grant. To the extent Options exceed this limit, they are treated as Non-Qualified Stock Options.

Non-Qualified Stock Options. A participant who receives a Non-Qualified Stock Option does not recognize taxable income on the grant of the option. Upon the receipt of shares when a Non-Qualified Stock Option is exercised, a participant generally has ordinary income in an amount equal to the excess of the fair market of the shares at the time of exercise over the exercise price paid for the shares.
However, if the participant (i) is an officer or director of the Company or the beneficial owner of more than 10% of the Company's equity securities (in each case, within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an "Insider") and (ii) receives shares upon the exercise of a Non-Qualified Stock Option, the recognition of income (and the determination of the amount of income) is deferred until the earlier of (a) six months after the shares are acquired or (b) the earliest date on which the Insider could sell the shares at a profit without being subject to liability under Section 16(b) of the Exchange Act (six months after the Non-Qualified Stock Option is granted, in the case of an "in-the-money" option). Income is not deferred, however, if such a participant makes a Section 83(b) election at the time he receives the shares. Rather, income is recognized on the date of exercise in an amount equal to the excess of the fair market value of the shares on such date over the exercise price. A Section 83 election must be filed with the Internal Revenue Service within thirty (30) days after an option is exercised.
A participant's tax basis in shares received upon exercise of a Non-Qualified Stock Option is equal to the amount of ordinary income recognized on the receipt of the shares plus the amount of cash, if any, paid upon exercise. The holding period for the shares begins on the day after the shares are received or, in the case of an Insider that has not made a Section 83 election, on the day after the date on which income is recognized by the Insider on account of the receipt of the shares.
The ordinary income recognized by an employee of the Company on account of the exercise of a Non-Qualified Stock Option is subject to both wage withholding and employment taxes. A deduction for federal income tax purposes is

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 allowed to the Company in an amount equal to the amount of ordinary income included in the participant's income, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any tax reporting obligation that it has with respect to such income.
If a participant exercises a Non-Qualified Stock Option by delivering previously held shares in payment of the exercise price, the participant does not recognize gain or loss on the delivered shares if their fair market value is different from the participant's tax basis in the shares. However, the exercise of the Non-Qualified Stock Option is taxed, and the Company generally is entitled to a deduction, in the same amount and at the same time as if the participant had paid the exercise price in cash. If the participant receives a separate identifiable stock certificate therefor, his tax basis in the number of shares received that is equal to the number of shares surrendered on exercise will be the same, as his tax basis in the shares surrendered. His holding period for such number of shares will include his holding period for the shares surrendered. The participant's tax basis and holding period for the 'additional shares received upon exercise will be the same as it would if the participant had paid the exercise price in cash.
If a participant receives shares upon the exercise of a Non-Qualified Stock Option and thereafter disposes of the shares in a taxable transaction, the difference between the amount realized on the disposition and the participant's tax basis in the shares is taxed as capital gain or loss (provided the shares are held as a capital asset on the date of disposition), which is long-term or short-term depending on the participant's holding period for the shares.

Required Affirmative Vote
Approval of the amendment to the 2011 Plan requires the affirmative vote of a majority of the Common Stock and Preferred Stock voting together as one class on an as-converted basis.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 5.

PROPOSAL 6
RATIFICATION OF THE APPOINTMENT OF ARMANINO, LLP AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014
On September 8, 2014, the Audit Committee of the Board of Directors appointed Armanino, LLP as the independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2014.
On September 5, the Audit Committee dismissed PMB Helin Donovan, LLP  as the Company's independent registered public accounting firm, and engaged Armanino, LLP as our new independent registered public accounting firm for the fiscal year ending December 31, 2014. The change in the Company's independent registered public accounting firm from PMB Helin Donovan, LLP to Armanino, LLP was reported in a Current Report on Form 8-K filed with the SEC on September 10, 2014.
The reports of PMB Helin Donovan, LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2012 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.
During the fiscal years ended December 31, 2012 and December 31, 2013 and through September 4, 2014 (the "Relevant Period"), there were no disagreements with PMB Helin Donovan, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB Helin Donovan, LLP, would have caused PMB Helin Donovan, LLP to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K ("Reportable Events").
The Audit Committee appoints the independent registered public accounting firm annually. Before appointing Armanino, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, the Audit Committee carefully considered that firm's qualifications.
During the Relevant Period, neither the Company nor (to the Company's knowledge) anyone acting on behalf of the Company consulted with Armanino, LLP regarding either (i) the application of accounting principles to a specified

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transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.
The selection of independent auditors is being submitted to a vote of the stockholders. If the appointment of the independent auditor is not ratified by stockholder vote, the Audit Committee may appoint another independent auditor or may decide to maintain its appointment of Armanino, LLP.
The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee has approved all services provided by Armanino, LLP and has reviewed and discussed with Armanino, LLP the fees paid to such firm, as described below.
A representative of Armanino, LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires.
Audit and other Fees. PMB Helin Donovan, LLP served as the Company's auditors from May 2011 until September 2014. During fiscal years 2012 and 2013, the estimated fees for audit and other services performed by PMB Helin Donovan for the Company were as follows:

Nature of Service	2013	2012

Audit Fees(1)	$ 94,800 (91%)	$71,000 (86%)
Audit-Related Fees(2)	$ 1,900 (2%)	$ 5,300 (6%)
Tax Fees(3)	$ 7,000 (7%)	$ 7,000 (8%)
All Other Fees	$ −	$ −
Total	$ 101,200	$ 83,300

(1)
Audit fees related to the audit of the Company's annual consolidated financial statements for the years ended December 31, 2012 and 2013, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for such years.

(2)	Audit‑related fees pertaining to 2012 and 2013 primarily included fees for revenue recognition and analysis relating to stock option grants under the Company's 2011 Stock Compensation Plan.
(3)	Tax fees in both 2012 and 2013 included services related to the Company's estimated tax payments and preparation of the Company's tax returns.

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Pre-Approval Policies.
It is the policy of the Company not to enter into any agreement with its auditors to provide any non-audit services unless (a) the agreement is approved in advance by the Audit Committee or (b) (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount the Company pays to the auditors during the fiscal year in which such services are rendered, (ii) such services were not recognized by the Company as constituting non-audit services at the time of the engagement of the non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and prior to the completion of the audit are approved by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.  The Audit Committee will not approve any agreement in advance for non-audit services unless (x) the procedures and policies are detailed in advance as to such services, (y) the Audit Committee is informed of such services prior to commencement and (z) such policies and procedures do not constitute delegation of the Audit Committee's responsibilities to management under the Securities Exchange Act of 1934, as amended.
The Audit Committee has considered whether the provision of non-audit services has impaired the independence of Armanino, LLP and has concluded that Armanino, LLP is independent under applicable SEC and NASDAQ rules and regulations through September 5, 2014.
 Required Vote
Proposal 6 will be approved if there are more votes "FOR" the proposal than votes "AGAINST" the proposal.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARMANINO, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.
AUDIT COMMITTEE REPORT
General.  Under the Company's Audit Committee Charter, a copy of which can be found on our website, the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors and is to be comprised of at least three directors, each of whom is independent, as such term is defined under the listing standards of the Nasdaq Stock Market. All committee members must be financially literate at the time of their appointment, or within a reasonable period of time after appointment to the Committee. The Company believes all of the members of the Company's Audit Committee are independent notwithstanding the fact that one of the directors is not independent under applicable NASDAQ and SEC rules. Mr. Welch is the Committee's financial expert as such term is defined in applicable regulations and rules.

Responsibilities and Duties.  The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.
Specific Audit Committee Actions Related to Review of the Company's Audited Financial Statements.  In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements included in the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2012 with management, (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company's independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor's independence, (iv) considered whether the provision of service represented under the headings on "Tax Fees" and "All Other Fees" as set forth above is compatible with maintaining the independent

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auditor's independence, and (v) based on such reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2013.
The Audit Committee of the Board of Directors

David E. Welch, Chairman Jeffrey Holtmeier Stanley Gilbert

EXECUTIVE COMPENSATION
The following table sets forth compensation awarded to, earned by or paid to the Company's Principal Executive Officer, regardless of the amount of compensation, and each executive officer of the Company for the years ended December 31, 2013 and 2012 whose total annual salary, bonus and option awards for 2013 exceeded $100,000.
Summary Compensation Table (in dollars)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Philip S Sassower Chairman and CEO	2013 2012	−(1) −(1)	− −	− −	$273,000 $ ─	− −	− −	− −	$273,000 $ ─
William Keiper, President	2013 2012	−(2) −(2)	− −	− −	$168,000 $ ─	− −	− −	− −	$168,000 ─
Andrea Goren, CFO	2013 2012	-(3) -(3)	− −	− −	$126,000 $ ─	− −	− −	− −	$126,000 $ ─

1.	Mr. Sassower was appointed Chairman of the Board and Chief executive officer on August 5, 2010, and receives no compensation.

2.	Mr. Keiper was appointed President and Chief Operating Officer on December 7, 2010. Mr. Keiper receives no salary compensation from the Company.

3.	Mr. Goren was appointed Chief Financial Officer on December 7, 2010. Mr. Goren receives no compensation from the Company.

4.
The amounts provided in this column represent the aggregate grant date fair value of option awards granted to our officers, as calculated in accordance with FASB ASC Topic 718, Stock Compensation. Mr. Sassower has 3,168,399 options that are vested and exercisable within sixty days of December 31, 2013.  Mr. Keiper has 9,334,399 options that are vested and exercisable within sixty days of December 31, 2013. Mr. Goren has 6,167,799 options that are vested and exercisable within sixty days of December 31, 2013. In accordance with applicable regulations, the value of such options does not reflect an estimate for features related to service-based vesting used by the Company for financial statement purposes. See footnote 10 in the Notes to Consolidated Financial Statements included with this report on Form 10-K.

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Outstanding Equity Awards at Fiscal 2012 Year End
The following table summarizes the outstanding equity award holdings held by our named executive officers. The amounts are not stated in thousands.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Philip S. Sassower, Chairman and CEO	916,700(1) 1,626,949(2)	83.300(1) 4,873,051(2)	$0.0649 $0.0450	01/28/2018 01/03/2020
William Keiper, President and COO	8,000,000(3) 1001,199(4)	─(3) 2,998,801(4)	$0.0250 $0.0450	08/11/2018 01/03/2020
Andrea Goren, Chief Financial Officer	916,700(5) 3,750,000(6) 750,899(7)	83,300(5) 1,249,500(6) 2,443,778(7)	$0.0649 $0.0250 $0.0450	01/28/2018 08/11/2018 01/03/2020

(1)	Mr. Sassower's 1,000,000 options were granted on January 28, 2011, vest pro rata quarterly over three years, and expire on January 28, 2018.
(2)	Mr. Sassower's 6,500,000 options were granted on January 3, 2013, vest pro rata quarterly over three years, and expire on January 3, 2020.
(3)	Mr. Keiper's 8,000,000 options were granted on August 11, 2011, vest pro rata monthly over two years, and expire on August 11, 2018
(4)	Mr. Keiper's 4,000,000 options were granted on January 3,2013, vest pro rata quarterly over three years, and expire on January 3, 2020.
(5)	Mr. Goren's 1,000,000 options were granted on January 28, 2011, vest pro rata quarterly over three years, and expire on January 28, 2018.
(6)	Mr. Goren's 5,000,000 options were granted on August 11, 2011, vest pro rata quarterly over three years, and expire on August 11, 2018.
(7)	Mr. Goren's 3,000,000 options were granted on January 3, 2013, vest pro rata quarterly over three years, and expire on January 3, 2020.

Equity Compensation Plan Information
The following table provides information as of December 31, 2013, regarding our compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

	Number of Securities To Be Issued Upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price Of Outstanding Options and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders
1999 Stock Option Plan	175	$ 0.21	−

2011 Stock Compensation Plan	68,813	$ 0.05	31,125
Equity Compensation Plans Not Approved by Security Holders
2009 Stock Compensation Plan	425	0.11	6,502
Non Plan Stock Options	125	0.15	−
Total:	69,538	$ 0.05	37,627

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TRANSACTIONS WITH RELATED PERSONS
Phoenix is the beneficial owner of approximately 63.3% of the Common Stock of the Company when calculated in accordance with Rule 13d-3, and Michael W. Engmann, together with two affiliated entities, is the beneficial owner of approximately 24.0% of the Common Stock of the Company when calculated in accordance with Rule 13d-3.

In February 2012, for working capital purposes, the Company borrowed $25 from Phoenix in the form of an unsecured demand note carrying 10% interest per annum. This note in plus accrued interest was repaid in September 2012.

In March 2012, the Company borrowed an aggregate of $100 from Phoenix Banner Holdings LLC in the form of an unsecured demand note. This note had an interest rate of 10% per annum. The funds were used for working capital purposes. The note plus accrued interest was repaid in September 2012.

In April 2012, the Company entered into a purchase agreement (the "April 2012 Purchase Agreement") with certain investors (the "April 2011 Investors"), which included Genext, LLC ("Genext"). Jeffrey Holtmeier is the managing member of Genext. Mr. Holtmeier was appointed to the Company's board of directors on August 11, 2011. Under the terms of the April 2012 Purchase Agreement, the Company issued certain notes (the "April 2012 Notes") to the April 2012 Investors.  The April 2012 Notes bore interest at the rate of 10% per annum and had a maturity date of December 20, 2012.  The April 2012 Notes were convertible at the option of the April 2012 Investors into securities sold in the Company's next equity financing with gross proceeds to the Company in excess of $100.  In connection with the issuance of the April 2012 Notes, the Company also issued to the April 2012 Investors warrants to purchase an aggregate of 5,000 shares of the Company's Common Stock at an exercise price of $0.05 per share. The Company ascribed a value of $47 to these warrants, which was recorded as a discount to short-term debt in the balance sheet.

In August and September 2012, the Company borrowed an aggregate of $50 and $50, respectively, from Phoenix Banner Holdings LLC in the form of unsecured demand notes. These notes had an interest rate of 10% per annum. The funds were used for working capital purposes.  These notes plus accrued interest were repaid in November 2012.

In September 2012 and November 2012, the Company paid to SG Phoenix LLC, $75 and $75, respectively, for administrative fees related to the Series D Preferred Stock financing rounds.

In October 2012, the Company signed an amendment to its agreement with China-US Business Development Corporation ("CUBD"), dated July 2011, to provide certain advisory and consulting services in relation to expanding distribution for certain CIC products in the People's Republic of China. Specifically, introductions to targeted IT service companies, as well as facilitating meetings and assistance in negotiations for prospective partnerships. Per the agreement and amendment, CUBD was paid a total of $35 in installments, in part based upon reaching certain milestones. In addition, CUBD is entitled to receive a performance fee equal to 7%of net revenue received from any customer and/or partners introduced by CUBD during the first year, and, thereafter, 5% of net revenue up to $2 million and 3% of net revenue above $2 million, all from customers and/or partners introduced by CUBD. Jeffrey Holtmeier is the managing member of CUBD.

In April 2013, the Company borrowed $250 in the form of a demand note from Phoenix Banner Holdings LLC, with an interest rate of 10% per annum. This amount plus $2 in accrued interest was repaid out the May 2013 private placement of Series D Preferred Stock.

In the May 2013 private placement of Series D Preferred Stock, the Company received $100 and $11 from Mr. Sassower and Andax LLC, respectively, issuing 20 and 2.2 units of Series D Preferred Stock, respectively. The shares of Series D Preferred Stock received from this investment were exchanged by Mr. Sassower and Andax LLC for units in the December 31, 2013 financing round.

From August 2013 through December 2013 the Company secured $1,025 in 10% demand notes from related parties. In November 2013, the Board of Directors approved the issuance of warrants in connection with approved issuances of demand notes. The Company issued a total of 19,167 warrants to related parties along with the demand notes. At December 31, 2013, accrued interest associated with the above notes was approximately $27. Detail on these demand note and warrant issuances is as follows:

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Date	Phoenix Banner Holdings LLC		Michael W. Engmann		Kendu Partners Company		Philip Sassower
	Note Amount	Warrants	Note Amount	Warrants	Note Amount	Warrants	Note Amount	Warrants
8/2/2013	$250
9/3/2013					$250
9/27/2013			$250
11/6/2013		4,167		4,167		4,167

12/3/2013			$150	5000
12/17/2013							$125	2,083

Total	$250	4,167	$400	9,167	$250	4,167	$125	2,083

In November 2013, the Company borrowed an additional $60 in demand notes from an employee of the Company. The notes plus accrued interest of $1 were repaid at December 31, 2013 from financing proceeds.

In the December 2013 private placement of Series D Preferred Stock, the related parties listed in the above table converted their demand notes and most of the accrued interest into units of Series D Preferred Stock. As a result, the Company issued 260, 258, 407 and 125 shares of Series D Preferred Stock, as well as 2,366, 2,346, 3,708 and 1,140 warrants to purchase Company Common Stock, to Phoenix Banner Holdings LLC, Kendu Partners Company, Michael W. Engmann and Philip Sassower, respectively.

SG Phoenix LLC, a Phoenix affiliate, acted as administrative agent with respect to the aforementioned demand and preferred stock offerings.  Philip Sassower and Andrea Goren are the co-managers of SG Phoenix LLC, and are also the Company's Chief Executive Officer and Chief Financial Officer, respectively.  Mr. Sassower is Chairman of the Board of Directors, and Mr. Goren is also a member of the Company's Board of Directors and the Company's Corporate Secretary. The Company agreed to pay all legal fees and out-of-pocket expenses incurred by SG Phoenix LLC and its affiliates in connection with the aforementioned offerings. In addition and in connection to such offerings, SG Phoenix LLC was paid a cash administrative fee equal to $150 and issued three-year warrants to purchase 3,000 shares of the Common Stock at a $0.05 exercise price for the offerings in 2012, and an additional $75 in cash plus a similar warrant to purchase an additional 3,000 shares of Common Stock at a $0.0275 exercise price for the offerings in 2013.

During the year ended December 31, 2013, the Company exercised its option to make preferred dividend payments in kind. For the year ended December 31, 2013, the Company issued 79 shares of Series A-1 Preferred Stock, of which 56 were to related parties, 1,044 shares of Series B Preferred Stock, of which 711 were to related parties, 433 shares of Series C Preferred Stock, of which 225 were to related parties, 131 shares of Series D-1 Preferred Stock, of which 113 were to related parties, and 402 shares of Series D-2 Preferred Stock, of which 35 were to related parties.

Interest expense associated with the Company's indebtedness for the years ended December 31, 2013 and 2012, was $436 and $189, respectively, of which $436 and $100, respectively, was related party expense. Amortization of debt discount and deferred financing costs and the loss on extinguishment of debt for the year ended December 31, 2013 and 2012, was $111 and $64, respectively, of which $111 and $14, respectively, was related party expense.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports with the SEC regarding ownership of, and transactions in, the Company's securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC.  The following Section 16 filings were not timely filed for the year ended December 31, 2013: the Form 4 for Andrea Goren dated January 3, 2013, March 31, 2013, May 15, 3013, June 30, 2013, September 30, 2013, November 6, 2013, November 26, 2013, December 31,2013, the Form 4 for Philip Sassower dated January 3, 2013, March 31, 2013, May 15, 3013, June 30, 2013, September 30, 2013, November 6, 2013, November 26, 2013, December 31,2013, the Form 4 for Stan Gilbert dated January 3, 2013, May 4, 2013, May 17, 2013, May 19, 2013, June 3, 2013, June 30, 2013 and December 16, 2013, the Form 4 for Jeffrey Holtmeier dated January 3, 2013 and the Form 4 for David Welch dated January 3, 2013.
COMPANY CODE OF ETHICS
The Company has adopted a Code of Ethics ("Code"), which is applicable to all Company employees , including the principal executive officer, the principal financial officer and controller and principal accounting officer ("Senior Executive and Financial Officers"). The Code is available on the Company's website, www.cic.com. The Company intends, when applicable, to post amendments to or waivers from the Code (to the extent applicable to its Senior Executive and Financial Officers) on its website and in any manner otherwise required by the applicable standards or best practices.
STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS
Stockholder Proposals for Inclusion in Next Year's Proxy Statement
To be considered for inclusion in the proxy statement relating to next year's annual meeting, a stockholder proposal must be received at our principal executive offices no later than [________], 2015, which is the 120th day preceding the anniversary of the date on which the Company mailed its proxy materials to stockholders for the 2014 Annual Meeting. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company‑sponsored proxy materials. Proposals should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065. If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year's annual meeting, then, to be considered for inclusion in the proxy statement relating to next year's annual meeting, notice of a stockholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.
Other Stockholder Proposals
If a stockholder wishes to present a stockholder proposal at our next annual meeting that is not intended to be included in the proxy statement, the stockholder must provide the information required by our Bylaws and give timely notice to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not later than 60 days nor more than 90 days prior to next year's annual meeting. In the event, however, that notice of next year's annual meeting is given by the Company less than 60 days prior to next year's annual meeting, then notice must be received from the stockholder by the Secretary not later than the close of business on the 15th day following the date on which notice of next year's annual meeting of the stockholders was mailed, which will be the date of next year's proxy statement. Notices of intention to present proposals at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.
Stockholder Director Nominations
Under our Bylaws, stockholders may also nominate an individual to serve on our Board of Directors. In order to nominate a person or persons for election to the Board of Directors at our next annual meeting, a stockholder must provide the information required by our Bylaws and give timely notice of their intention to do so to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not more than 90 days nor less than 60 days prior to the anniversary of the date of the Company's definitive proxy statement provided in connection with the Company's annual meeting in the previous year. Notwithstanding the preceding sentence, in the event that no annual meeting was held in the previous year or the annual meeting is called for a date more than thirty (30) days before or after the anniversary date of the previous year's annual meeting, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (1) the ninetieth (90th) day prior to such annual meeting and (2) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In the case of a special meeting of

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 stockholders called for the purpose of electing directors, notice by the stockholder must be received by the Secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made. The notice given by the stockholder must include (1) the name and address of the stockholder who intends to make the nomination, and the person or persons to be nominated; (2) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed with SEC pursuant to the proxy rules; and (5) the manually signed consent of each nominee to serve as a director of the Company if so elected. The presiding officer at the annual meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. A stockholder's written notice of such stockholder's intention to make such nomination or nominations at the next annual meeting should be addressed to the Secretary, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065.

SOLICITATION OF PROXIES
The Company will bear the cost of the Annual Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained Broadridge Financial Solutions to assist the Company in the solicitation of proxies. The Company has agreed to pay Broadridge a fee of approximately $18,000 for its services. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Annual Meeting.
OTHER MATTERS
The Board of Directors knows of no other matter that may be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment with respect to any such matter.
Stockholders are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy card will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.
ADDITIONAL INFORMATION
A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2013 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2013 with the Securities and Exchange Commission (the "SEC"). The SEC maintains a web site, www.sec.gov that contains reports, Proxy Statements, and certain other information filed electronically by the Company with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Communication Intelligence Corporation, Attn: Corporate Secretary, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065, or visiting the Company's web site at www.cic.com.
INCORPORATION BY REFERENCE
The Company incorporates by reference the information provided under Item 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations), Item 7A (Quantitative and Qualitative Disclosures about Market Risk), and Item 8 (Consolidated Financial Statements) contained in the Company's Annual Report on Form 10‑K for the fiscal year ended December 31, 2012 accompanying this proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS

Philip S. Sassower Chairman and Chief Executive Officer
October [__], 2014

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APPENDIX A
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
COMMUNICATION INTELLIGENCE CORPORATION
It is hereby certified that:
1.            The name of the corporation is Communication Intelligence Corporation (hereinafter called the "Corporation").
2.            The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking paragraph (a) of Article Fourth thereof and by substituting in lieu of said paragraph the following new paragraph:
"FOURTH:   The total number of shares which the Corporation shall have authority to issue is 2,045,000,0000 of which 2,000,000,000 shares shall be Common Stock, par value $0.01 per share, and 45,000,000 shares shall be Preferred Stock, par value $0.01 per share, of which 2,000,000 shares are designated as Series A-1 Cumulative Convertible Preferred Stock, 14,000,000 shares are designated Series B Participating Convertible Preferred Stock, 9,000,000 shares are designated Series C Participating Convertible Preferred Stock, 10,000,000 shares are designated Series D-1 Convertible Preferred Stock, and 10,000,000 shares are designated Series D-2 Convertible Preferred Stock."
The balance of Article Fourth shall remain unchanged.
3.            This Certificate of Amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
4.            This Certificate of Amendment shall be effective as of the date of filing with the Secretary of State of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Craig Hutchison, its Vice President and Assistant Treasurer, as of ____________________,_______.

COMMUNICATION INTELLIGENCE CORPORATION
By: Craig Hutchison Title: Vice President and Assistant Treasurer

A-1

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APPENDIX B
COMMUNICATION INTELLIGENCE CORPORATION
 2011 STOCK COMPENSATION PLAN
ARTICLE II
 EFFECTIVE DATE AND PURPOSE
1.1            Effective Date. The Board approved the Plan effective as of January 28, 2011.
ARTICLE III
DEFINITIONS
2.1            Capitalized Terms. Capitalized terms used herein have the meanings set forth in Exhibit A.
ARTICLE IV
ADMINISTRATION
3.1            The Committee. The Plan shall be administered by the Board or a committee appointed by the Board, provided that the Company's compensation committee shall approve Awards granted to Participants covered by Code Section 162(m).

3.2            Authority and Action of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Independent Contractors and Members of the Board shall be eligible to receive Awards and to grant Awards, (b) prescribe the form, amount, timing and other terms and conditions of each Award, (c) interpret the Plan and the Award Agreements, (d) adopt such procedures as it deems necessary or appropriate to permit participation in the Plan by eligible Employees, Independent Contractors and Members of the Board, (e) adopt such rules as it deems necessary or appropriate for the administration, interpretation and application of the Plan, (f) interpret, amend or revoke any such procedures or rules, (g) correct any technical defect(s) or technical omission(s), or reconcile any technical inconsistency(ies), in the Plan and/or any Award Agreement, (h) accelerate the vesting or payment of any award, (i) extend the period during which an Option may be exercisable, and (j) make all other decisions and determinations that may be required pursuant to the Plan and/or any Award Agreement or as the Committee deems necessary or advisable to administer the Plan.

         The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting. A majority of the Committee shall constitute a quorum. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any Employee of the Company or any of its Subsidiaries or Affiliates, the Company's independent certified public accountants or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

3.3            Delegation by the Committee. The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and powers under the Plan to one or more Members of the Board of the Company and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power with respect to the selection for participation in this Plan of an officer or other person subject to Section 16 of the 1934 Act or decisions concerning the timing, pricing or amount of an Award to such an officer or person.

3.4            Decisions Binding. All determinations, decisions and interpretations of the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan or any Award Agreement shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

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ARTICLE V
 SHARES SUBJECT TO THE PLAN
4.1            Number of Shares. Subject to adjustment as provided in Section 7.10, the number of Shares available for grants of Awards under the Plan shall be 150,000,000 Shares. Shares awarded under the Plan may be either authorized but unissued Shares, authorized and issued Shares reacquired and held as treasury Shares or a combination thereof. Unless prohibited by applicable law or exchange rules, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate shall not reduce the Shares available for grants of Awards under this Section 4.1.  The maximum number of Shares covered by Awards granted to a Participant in a single calendar year may not exceed 15,000,000.

4.2            Lapsed Awards. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of (i) the expiration, cancellation, forfeiture or other termination of such Award, (ii) the withholding of such Shares in satisfaction of applicable federal, state or local taxes or (iii) of the settlement of all or a portion of such Award in cash, then such Shares shall again be available under this Plan.
ARTICLE VI
STOCK OPTIONS
5.1            Grant of Options. Subject to the provisions of the Plan, Options may be granted to Participants at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion.  An Award of Options may include Incentive Stock Options, Nonqualified Stock Options, or a combination thereof; provided, however, that an Incentive Stock Option may only be granted to an Employee of the Company or a Subsidiary and no Incentive Stock Option shall be granted more than ten years after the earlier of (i) the date this Plan is adopted by the Board or (ii) the date this Plan is approved by the Company's shareholders.

5.2            Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to the exercise of all or a portion of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine.  The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds $100,000, such Options shall constitute Nonqualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.

5.3            Exercise Price. Subject to the other provisions of this Section, the Exercise Price with respect to Shares subject to an Option shall be determined by the Committee in its sole discretion; provided, however, that the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; and provided further, that the Exercise Price with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.4            Expiration Dates. Each Option shall terminate not later than the expiration date specified in the Award Agreement pertaining to such Option; provided, however, that the expiration date with respect to an Option shall not be later than the tenth anniversary of its Grant Date and the expiration date with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be later than the fifth anniversary of its Grant Date.

5.5            Exercisability of Options. Subject to Section 5.4, Options granted under the Plan shall be exercisable at such times, and shall be subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. The exercise of an Option is contingent upon payment by the Optionee of the amount sufficient to pay all taxes required to be withheld by any governmental agency. Such payment may be in any form approved by the Committee.  With respect to Options granted to residents of the State of California, unless employment is terminated for cause (as defined by applicable law or the Award Agreement), the right to exercise an Option in the event of termination of employment, to the extent that the Optionee is otherwise entitled to exercise an Option on the date employment terminates, shall be

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(a)                at least six months from the date of termination if termination was caused by death or total disability; and

(b)                at least 30 days from the date of termination if termination was caused by other than death or total disability;

(c)                but in no event later than the remaining term of the Option.

5.6            Method of Exercise. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Chief Financial Officer of the Company (or his or her designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price with respect to each such Share and an amount sufficient to pay all taxes required to be withheld by any governmental agency. The Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares which have been held by the Optionee for at least six months having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price of the Shares with respect to which the Option is to be exercised, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan, including, without limitation, through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares with respect to which the Option is exercised, the Company shall deliver to the Participant Share certificates (which may be in book entry form) for such Shares with respect to which the Option is exercised.

5.7            Restrictions on Share Transferability. Options are personal to the Optionee during his or her lifetime and may not be transferred, assigned, pledged, attached or otherwise disposed of in any manner, except by will or the laws of descent and distribution.  Any attempt to transfer, assign, pledge, attach or otherwise dispose of any Option contrary to this Section 5.7 will be null and void.  The Committee may impose additional restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.
ARTICLE VII
RESTRICTED STOCK
6.1            Grant of Restricted Stock. Subject to the provisions of the Plan, Restricted Stock may be granted to such Participants at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion.

6.2            Award Agreement. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of Shares granted, the price, if any, to be paid for the Shares and the Period of Restriction applicable to the Award and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.3            Transferability/Share Certificates. Shares subject to an Award of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during a Period of Restriction. During the Period of Restriction, Shares of Restricted Stock may be registered in the holder's name or a nominee's name at the discretion of the Company and may bear a legend as described in Section 6.4.2. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent during the applicable Period of Restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or part.

6.4            Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares subject to an Award of Restricted Stock as it may deem advisable or appropriate.

6.4.1            General Restrictions. The Committee may set restrictions based upon applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

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6.4.2            Legend on Certificates. The Committee, in its sole discretion, may legend the certificates representing Restricted Stock during the Period of Restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend: "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Communication Intelligence Corporation 2011 Stock Compensation Plan (the "Plan"), and in an Award Agreement (as defined by the Plan). A copy of the Plan and such Award Agreement may be obtained from the Chief Financial Officer of Communication Intelligence Corporation."

6.5            Removal of Restrictions. Shares of Restricted Stock granted under the Plan shall be released from escrow as soon as practicable after the termination of the Period of Restriction and, subject to the Company's right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the Participant.

6.6            Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

6.7            Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. Unless otherwise provided in the Award Agreement, any such dividends or distributions shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
ARTICLE VIII
MISCELLANEOUS
7.1            No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's service relationship at any time, for any reason and with or without cause.

7.2            Participation. No person shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

73            Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any good faith action taken or good faith failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

7.4            Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

7.5            No Rights as Stockholder. Except to the limited extent provided in Sections 6.6 and 6.7, No Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

7.6            Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant's FICA and SDI obligations) which the Committee, in its sole discretion, deems necessary to be withheld or

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remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to such Award (or exercise thereof).

7.7            Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, provided such Shares have been held by the Participant for at least six months.

7.8            No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's or Affiliate's capital structure or business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary or Affiliate, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's or Affiliate's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary or Affiliate, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's or Affiliate's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary or Affiliate. No Participant, beneficiary or any other person shall have any claim against any Member of the Board or the Committee, the Company or any Subsidiary or Affiliate, or any employees, officers, shareholders or agents of the Company or any Subsidiary or Affiliate, as a result of any such action.

7.9            Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

7.10            Changes in Capital Structure. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, change of control or exchange of Shares or other securities of the Company, or other corporate transaction or event (each a "Corporate Event") affects the Shares, the Board shall, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the Exercise Price with respect to any Award, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

      If the Company enters into or is or may become involved in any Corporate Event or a Change in Control, the Board shall, prior to such Corporate Event and effective upon such Corporate Event, take such action as it deems appropriate, including, but not limited to, replacing Awards with substitute awards in respect of the Shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Awards granted hereunder as of the date of the consummation of the Corporate Event or a Change in Control. Notwithstanding anything to the contrary in the Plan, if any Corporate Event or Change in Control occurs, the Company shall have the right, but not the obligation, to cancel each Participant's Awards immediately prior to such Corporate Event and to pay to each affected Participant in connection with the cancellation of such Participant's Awards, an amount equal that the Committee, in its sole discretion, in good faith determines to be the equivalent value of such Award (e.g., in the case of an Option, the amount of the spread).

 Upon receipt by any affected Participant of any such substitute awards (or payment) as a result of any such Corporate Event, such Participant's affected Awards for which such substitute awards (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant. Any actions or

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determinations of the Committee under this Section 7.10 need not be uniform as to all outstanding Awards, nor treat all Participants identically.

7.11            Premature Grants.  Any Award exercised by a person in California before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained by the later of: (a) within twelve (12) months before or after the Plan is adopted; or (b) prior to or within twelve (12) months of the granting of any Option or issuance of any Share under the Plan in California.  Such Shares shall not be counted in determining whether such approval is obtained.

7.12            Disclosure.  The Company shall provide annual financial statements of the Company to each security holder holding an outstanding Award.  Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information.  This Section 7.12 shall not apply provided the Plan complies with all conditions of either an applicable registration on Form S-8 or Rule 701 of the Securities Act, provided that for purposes of determining such compliance, any registered domestic partner shall be considered a "family member" in addition to the manner in which that term is defined in Rule 701.

ARTICLE IX
 AMENDMENT, TERMINATION AND DURATION
8.1            Amendment, Suspension or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, Section 162(m) of the Code and the rules of any stock exchange, if any, on which Shares are primarily traded; provided, however, the Board may amend the Plan and any Award Agreement, including without limitation retroactive amendments, without shareholder approval as necessary to avoid the imposition of any taxes under Section 409A of the Code. Subject to the preceding sentence, the amendment, suspension or termination of the Plan or any Award Agreement shall not, without the consent of the Participant, materially adversely alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

8.2            Duration of the Plan. The Plan shall, subject to Section 8.1, terminate ten years after adoption by the Board, unless earlier terminated by the Board and no further Awards shall be granted under the Plan. The termination of the Plan shall not affect any Awards granted prior to the termination of the Plan.  No Award may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.

ARTICLE X
 LEGAL CONSTRUCTION
9.1            Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

9.2            Severability. In the event any provision of the Plan or of any Award Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan and/or the Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

9.3            Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  In particular, Awards issued under the Plan are intended to qualify for an exemption under Code Section 409A, and the Plan and associated Awards will be interpreted to that effect.

9.4            Governing Law. The Plan and all Award Agreements shall be construed In accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

9.5            Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

9.6            Incentive Stock Options. Should any Option granted under this Plan be designated an "Incentive Stock Option," but fail, for any reason, to meet the requirements of the Code for such a designation, then such Option shall be deemed to be a Non-Qualified Stock Option and shall be valid as such according to its terms.

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EXHIBIT A
DEFINITIONS
       The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

         "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

      "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

      "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options or Restricted Stock.

     "Award Agreement" means the written agreement setting forth the terms and conditions applicable to an Award or series of Awards.

            "Board" means the Company's Board of Directors, as constituted from time to time.

"Change in Control" means the occurrence of any of the following:

           (a)            An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term "person" is used for purposes of Section 13(d) or l4(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the then-outstanding Shares or the combined voting power of the Company's then-outstanding Voting Securities; PROVIDED, HOWEVER, that the following acquisitions of Shares or Voting Securities shall not constitute a Change in Control under clause (a):  acquisitions by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

            (b)            The individuals who, as of immediately following the completion of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; PROVIDED, HOWEVER, that, if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered a member of the Incumbent Board; and PROVIDED, FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Proxy Contest; or

            (c)            The consummation of:

            (i)            A merger, consolidation or reorganization (1) with or into the Company or a direct or indirect subsidiary of the Company or (2) in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger in which:

            (A)            the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the surviving corporation, if there is no parent corporation of the surviving corporation or (y) if there is one or more than one parent corporation, the ultimate parent corporation; and

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    (B)            the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the surviving corporation, if there is no parent corporation of the surviving corporation, or (y) if there is one or more than one parent corporation, the ultimate parent corporation;

            (ii)            A complete liquidation or dissolution of the Company; or

            (iii)            The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity, (y) a transfer under conditions that would constitute a Non-Control Transaction, with the disposition of assets being regarded as a Merger for this purpose or (z) the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

            Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons;  PROVIDED that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

            "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation or other guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

           "Committee" means the Board or a committee of the Board described in Article III.

            "Employee" means an employee of the Company, a Related Company, a Subsidiary or an Affiliate (each an "Employer") designated by the Committee. Notwithstanding anything to the contrary contained herein, the Committee may grant Awards to an individual who has been extended an offer of employment by the Company, a Related Company, a Subsidiary or an Affiliate; provided that any such Award shall be subject to forfeiture if such individual does not commence employment by a date established by the Committee.

            "Exercise Price" means the price at which a Share subject to an Option may be purchased upon the exercise of the Option.

            "Fair Market Value" on any date means (a) the closing price in the primary trading session for a Share on such date on the stock exchange, if any, on which Shares are primarily traded (or if no Shares were traded on such date, then on the most recent previous date on which any Shares were so traded), (b) if clause (a) is not applicable, the closing price of the Shares on such date on The Nasdaq Global Market at the close of the primary trading session (or if no Shares were traded on such date, then on the most recent previous date on which any Shares were so traded) or (c) if neither clause (a) nor clause (b) is applicable, the value of a Share for such date as established by the Committee, using any reasonable method of valuation.

            "Grant Date" means the date that the Award is granted.

            "Incentive Stock Option" means an Option that is designated as an Incentive Stock Option and is intended by the Committee to meet the requirements of Section 422 of the Code.

            "Independent Contractor" means a person, employed by the Company for a specific task, study or project who is not an Employee, including an advisor or consultant who (i) is a natural person and (ii) provides bona fide services to the Company, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the Company's parent; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

PRELIMINARY PROXY

APPENDIX B

            "Member of the Board" means an individual who is a member of the Board or of the board of directors of a Subsidiary or an Affiliate.

            "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

            "Option" means an option to purchase Shares granted pursuant to Article V.

            "Optionee" means a person to whom an Option has been granted under the Plan.

            "Participant" means an Employee, Independent Contractor or Member of the Board with respect to whom an Award has been granted and remains outstanding.

            "Period of Restriction" means the period during which Restricted Stock is subject to forfeiture and/or restrictions on transferability.

            "Plan" means this Communication Intelligence Corporation 2011 Stock Compensation Plan, as set forth in this instrument and as hereafter amended from time to time.
            "Related Company" means any person or entity that would be considered a single employer with the Company under Section 4l4(b) or (c) of the Code, provided that the language "at least 80 percent" as used in connection with the application of these provisions were replaced by "at least 50%."

            "Restricted Stock" means a grant pursuant to Article VI of one or more Shares subject to forfeiture upon such terms and conditions as specified in the relevant Award Agreement.

            "Share" means the Company's common stock, par value $0.01 per share, or any security issued by the Company or any successor in exchange or in substitution therefor.

            "Subsidiary(ies)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

            "Ten Percent Holder" means an Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) who, at the time an Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company.

PRELIMINARY PROXY

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
COMMUNICATION INTELLIGENCE CORPORATION 275 SHORELINE DRIVE, SUITE 500 REDWOOD SHORES, CA 94065
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M79024-Z64078
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMMUNICATION INTELLIGENCE CORPORATION
To withhold authority to vote for any individual
 nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors		For All	Withhold All	For All Except
Nominees:
	1)Andrea Goren 2)Stanley L. Gilbert 3)Philip Sassower	4)Jeffrey Holtmeier 5)David Welch

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.
                                                                                                                                                                                                                                                                                                                                                For                         Against                          Abstain

2.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Common Stock
3.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Series D-1 Preferred Stock;
4.	To consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Series D-2 Preferred Stock;
5.	To consider and vote upon a proposal to increase the number of shares available for future grant in the Company's 2011 Stock Compensation Plan; and,
6.	To ratify the appointment of Armanino LLP as the Company's independent auditors for the year ending December 31, 2014
NOTE: The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, to the greatest extent permissible, this Proxy Card will be voted "FOR" (1) the election of all directors;
(2) to consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Common Stock; (3) to consider and vote upon a proposal to amend our Certify   of Incorporation to increase the number of shares of authorized Series D-1 Preferred Stock (4) to consider and vote upon a proposal to amend our Certificate of Incorporation to increase the number of shares of authorized Series D-2 Preferred Stock, (5) to consider and vote upon a proposal to increase the number of shares available for future grant in the Company's 2011 Stock Compensation Plan; and (6) to ratify the appointment of Armanino LLP as the Company's independent auditors for the year ending December 31, 2014.
Proposals 2, 3 and 4 relate to the same proposed amendment of our Certificate of Incorporation. The failure of stockholders to approve each of  Proposal 2, 3 and 4 will result in the amendment of our Certificate of Incorporation not being approved and no increase in the authorized shares of Common Stock, Series D-1 Preferred Stock or the authorized shares of Series D-2 Preferred Stock.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary  , please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]                                                                                                                      Date                                                        Signature (Joint Owners)  Date

PRELIMINARY PROXY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

M79025-Z64078

PROXY
COMMUNICATION INTELLIGENCE CORPORATION 275 SHORELINE DRIVE, SUITE 500
REDWOOD SHORES, CALIFORNIA 94065

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 11, 2014.

The undersigned does hereby appoint Andrea Goren and Craig Hutchison and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated on the reverse side, all the shares of Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock of Communication Intelligence Corporation (the "Company") held of record by the undersigned on September 15, 2014 (the "Record Date") in connection with the proposals presented at the Company's Annual Meeting of Stockholders to be held on November 11, 2014 at 1 p.m., local time, at the Company's headquarters, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated November [TBD], 2014, hereby revoking all proxies heretofore given with respect to such matters. The Board of Directors recommends a vote "FOR" each of the Proposals.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2014 Annual Meeting to be Held on November 11, 2014. The proxy materials for the Communication Intelligence Corporation 2014 Annual Meeting of Stockholders are available at www.proxyvote.com. To view the proxy materials, please have your proxy card in hand when you access the website and follow the instructions to access the proxy materials.

Continued and to be signed on reverse side